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                                                                    Exhibit 10.1

                        AIR PRODUCTS AND CHEMICALS, INC.

                   RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

                             AS AMENDED AND RESTATED

                            EFFECTIVE OCTOBER 1, 1997

                        TO REFLECT LAW AND OTHER CHANGES

                      EFFECTIVE THROUGH SEPTEMBER 30, 2002

                        AIR PRODUCTS AND CHEMICALS, INC.

                   RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

                             AS AMENDED AND RESTATED
                           EFFECTIVE OCTOBER 1, 1997,
                        TO REFLECT LAW AND OTHER CHANGES
                      EFFECTIVE THROUGH SEPTEMBER 30, 2002

          This Plan was Originally Implemented Effective April 1, 1957 and Most Recently Amended and Restated Effective June 1, 1996

                                       i
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
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                                                                                                                Page
                                                                                                                ----
                                                     ARTICLE I
                                                      PURPOSES

1.01     Purposes..........................................................................................       1

                                                   ARTICLE II
                                                  DEFINITIONS

2.01     Affiliated Company................................................................................       2
2.02     After-Tax Contributions...........................................................................       2
2.03     Annual Salary.....................................................................................       2
2.04     Before-Tax Contributions..........................................................................       3
2.05     Beneficiary or Beneficiaries......................................................................       3
2.06     Board.............................................................................................       3
2.07     Board Committee...................................................................................       3
2.08     Business Day......................................................................................       4
2.09     Catch-up Contributions............................................................................       4
2.10     Code..............................................................................................       4
2.11     Committee.........................................................................................       4
2.12     Company...........................................................................................       4
2.13     Company Matching Contributions....................................................................       4
2.14     Company Stock.....................................................................................       4
2.15     Deemed Election ..................................................................................       4
2.16     Deferral Election.................................................................................       4
2.17     Defined Benefit Plan..............................................................................       4
2.18     Defined Contribution Plan.........................................................................       4
2.19     Distribution Event................................................................................       5
2.20     Employee..........................................................................................       5
2.21     Employer..........................................................................................       6
2.22     ERISA.............................................................................................       6
2.23     Fair Market Value.................................................................................       6
2.24     Hour of Service...................................................................................       6
2.25     IGS Savings Plan..................................................................................       8
2.26     Investment Vehicle................................................................................       8
2.27     Matched Contributions.............................................................................       8
2.28     Matured Company Matching Contributions............................................................       8
2.29     Participant.......................................................................................       8
2.30     Participant Contributions.........................................................................       9
2.31     Participant Investment Funds......................................................................       9
2.32     Participating Employer............................................................................       9
2.33     Party in Interest.................................................................................       9
2.34     Pension Plan......................................................................................       9
2.35     Plan..............................................................................................      10
2.36     Plan Administrator................................................................................      10

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
2.37     Plan Year.........................................................................................      10
2.38     Qualified Domestic Relations Order................................................................      10
2.39     Retirement Plan...................................................................................      10
2.40     Trust Agreement...................................................................................      10
2.41     Trust Fund........................................................................................      10
2.42     Trustee...........................................................................................      10
2.43     Unmatched Contributions...........................................................................      11
2.44     Unmatured Company Matching Contributions..........................................................      11

                                                  ARTICLE III
                             ELIGIBILITY, CONTRIBUTIONS, WITHDRAWALS, DISTRIBUTIONS,
                                      ROLLOVERS, AND PLAN-TO-PLAN TRANSFERS

3.01     Eligibility and Commencement of Participation.....................................................      12
3.02     Before-Tax, After-Tax and Catch-up Contributions..................................................      13
3.03     Company Matching Contributions....................................................................      16
3.04     Nondiscrimination Limitations and Corrective Measures.............................................      18
3.05     Withdrawals by Participants of After-Tax Contributions, Company Matching Contributions,
         Before-Tax and Catch-up Contributions.............................................................      29
3.06     Loans to Participants.............................................................................      33
3.07     Distributions Following Distribution Events.......................................................      35
3.08     Distributions Pursuant to a Qualified Domestic Relations Order....................................      37
3.09     Rollovers into the Plan...........................................................................      37
3.10     Plan-to-Plan Transfers; Plan Mergers..............................................................      37
3.11     Limitation on Annual Additions to Participants' Accounts..........................................      38
3.12     Application of Top-Heavy Provisions...............................................................      40

                                              ARTICLE IV
                              TRUST FUND AND PARTICIPANT INVESTMENT FUNDS

4.01     Trust Agreement...................................................................................      45
4.02     Investment of Participant Contributions in the Participant Investment Funds.......................      45
4.03     Redirection of Investments of Participant Contributions...........................................      48
4.04     Investment of Company Matching Contributions......................................................      49
4.05     Participants' Accounts............................................................................      50
4.06     Account Statements; Investment Information........................................................      52
4.07     Voting, Tendering, and Similar Rights as to Company Stock.........................................      52

                                              ARTICLE IV-A
                            ESTABLISHMENT OF AN EMPLOYEE STOCK OWNERSHIP PLAN

4.01-A   ..................................................................................................      55
4.02-A   ..................................................................................................      55
4.03-A   ..................................................................................................      55

                                       ii

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
4.04-A   ..................................................................................................      56

                                              ARTICLE V
                            MANNER OF DISTRIBUTION OF PARTICIPANT ACCOUNTS

5.01     General...........................................................................................      57
5.02     Designation of Beneficiaries; Spousal Consents....................................................      58
5.03     Direct Rollovers..................................................................................      59
5.04     Trustee-to-Trustee Transfer.......................................................................      60
5.05     Protected Distribution Forms for Certain Transferred Balances.....................................      61

                                              ARTICLE VI
                                            ADMINISTRATION

6.01     Administrative Committee..........................................................................      62
6.02     Meetings..........................................................................................      62
6.03     Quorum............................................................................................      62
6.04     Expenses of Administration........................................................................      62
6.05     Powers and Duties of the Committee................................................................      63
6.06     Benefit Claims Procedure..........................................................................      66
6.07     Fiduciaries.......................................................................................      68
6.08     Adequacy of Communications; Reliance on Reports and Certificates..................................      69
6.09     Indemnification...................................................................................      70
6.10     Member's Own Participation........................................................................      70
6.11     Elections.........................................................................................      70

                                              ARTICLE VII
                               AMENDMENT, CORRECTION AND DISCONTINUANCE

7.01     Right to Amend or Terminate.......................................................................      71
7.02     Corpus and Income Not to be Diverted..............................................................      72
7.03     Merger or Consolidation of Plan...................................................................      72
7.04     Correction........................................................................................      73

                                              ARTICLE VIII
                                           GENERAL PROVISIONS

8.01     Nonalienation of Benefits.........................................................................      74
8.02     Payments to Minors, Incompetents, and Related Situations..........................................      74
8.03     Unclaimed Accounts - Trust Funds..................................................................      74
8.04     No Guarantee of Employment........................................................................      75
8.05     Governing Law.....................................................................................      75

                                       iii

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
8.06     Gender, Number, and Headings......................................................................      75
8.07     Severability......................................................................................      75
8.08     Obligations of the Employer.......................................................................      76
8.09     Effective Date....................................................................................      76
8.10     Uniformed Services Employment and Reemployment Rights Act.........................................      76
8.11     Use of Electronic Media; Adjustment of Certain Time Periods.......................................      76

EXHIBIT I    ELIGIBLE NONUNION HOURLY LOCATIONS DESIGNATED BY VICE PRESIDENT - HUMAN RESOURCES.............     A-1

EXHIBIT II   FORMS OF DISTRIBUTION AVAILABLE TO PARTICIPANTS WHO HAD AMOUNTS TRANSFERRED TO THE PLAN FROM
             THE IGS SAVINGS PLAN..........................................................................     B-1

EXHIBIT III  PLAN ELECTIONS................................................................................     C-1

SCHEDULE I   PARTICIPATING EMPLOYERS ON OR AFTER OCTOBER 1, 1997...........................................     D-1

                        AIR PRODUCTS AND CHEMICALS, INC.
                   RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

                                    ARTICLE I

                                    PURPOSES

                  1.01 PURPOSES. This Plan is established to facilitate the accumulation and investment of retirement and other savings for eligible employees and to provide such employees with an opportunity to acquire a stock interest in Air Products and Chemicals, Inc. (the "Company"), and is intended to be a profit-sharing plan described in Code Section 401(a) with a cash or deferred arrangement described in Code Section 401(k), all in accordance with the terms and conditions hereinafter set forth. Unless otherwise stated or required by applicable law, the effective date of the current amendment and restatement shall be October 1, 1997, and shall not be applicable to persons retiring or otherwise terminating employment with the Company and its Affiliated Companies prior to such date, except as otherwise provided herein. Effective May 15, 2002, the Company Stock Fund is converted to an employee stock ownership plan ("ESOP") which is intended to form a portion of the Plan.

                                   ARTICLE II

                                   DEFINITIONS

                  As used in this Plan, the terms listed below shall have the meanings assigned below; provided, however, that special definitions for purposes of Sections 3.04, 3.11 and 3.12 are contained in Paragraphs 3.04(a), 3.11(a) and 3.12(a), respectively.

                  2.1 AFFILIATED COMPANY means each trade or business (whether or not incorporated) while it, together with the Company, is treated as a controlled group of corporations (as defined in Code Section 414(b)), as under common control (as defined in Code Section 414(c)), or as an affiliated service group (as defined in Code Section 414(m)), or is required to be aggregated with the Company pursuant to the regulations under Code Section 414(o); provided, however, that for purposes of Section 3.11 of the Plan and where otherwise applicable, the modification provided for in Code Section 415(h) shall be taken into account.

                  2.2 AFTER-TAX CONTRIBUTIONS mean contributions made by a Participant under Paragraph 3.02(b).

                  2.3 ANNUAL SALARY means the total annual salary of a Participant, as determined by the Employer based solely on its records, including elective contributions made by an Employer on behalf of the Employee that are not includible in federal taxable income under Code Section 125 or Code
Section 402(e)(3), excluding:

                  (a) Discretionary bonuses or grants, including, without limitation, income howsoever derived from any stock options or other stock awards, scholastic aid, payments and awards for suggestions and patentable inventions, other merit awards and expense allowances, and noncash compensation (including imputed income);

                  (b)      Payments of Company Matching Contributions under
Section 3.03 of this Plan, accruals or distributions under this Plan, or payments, accruals, or distributions under any severance, incentive, or welfare plan or other retirement, pension, or profit-sharing plan of an Employer;

                  (c) Overtime, commissions, mileage, shift premiums, and payments in lieu of vacation; and

                  (d) All supplemental compensation for domestic and overseas assignments, including without limitation, premium pay, cost of living and relocation allowances, mortgage interest allowances and forgiveness, tax-equalization payments, and other emoluments of such service.

                  In the case of a Participant who is a full-time hourly employee, Annual Salary shall be determined by multiplying his base hourly pay rate by 2,080 hours. In the case of a Participant who is a part-time hourly employee, Annual Salary shall be determined by multiplying his base hourly pay by his scheduled annual hours. Notwithstanding the above, Annual Salary means 125% of the amount determined in accordance with the preceding two sentences for the following Employees: A Participant who is employed as an over-the-road truck driver by an Employer, is paid on a mileage and hourly basis, and whose employment is based at a liquid bulk distribution terminal from time to time designated by the Vice President - Human Resources; and, or before 1 May 1999, a Participant whose primary work location was the P. G. Walker or National Welding Supply packaged gas distributor provided that, only 100% of base salary will be treated as Annual Salary for such an Employee during any period of participation in the Pension Plan.

                  Notwithstanding the above, "Annual Salary" shall not exceed the limitation provided under Code Section 401(a)(17) as adjusted pursuant to Code Section 401(a)(17)(B) for any Plan Year.

                  2.4 BEFORE-TAX CONTRIBUTIONS mean contributions made by the Employer on behalf of a Participant pursuant to the Participant's Deferral Election under Paragraph 3.02(a) or Deemed Election under Paragraph 3.02(d).

                  2.5 BENEFICIARY or BENEFICIARIES mean any person(s), trust(s), or other recipient(s) designated by the Participant as provided in
Section 5.02, or, in the absence of any such designation, as provided in said
Section 5.02, who or which shall receive all amounts credited to the Participant's Plan accounts following the death of the Participant.

                  2.6      BOARD means the board of directors of the Company.

                  2.7 BOARD COMMITTEE means the Management Development and Compensation Committee of the Board, or another committee thereof appointed by the Board to exercise and carry out all or certain of the authority and responsibilities of the

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Company under the Plan, as provided in resolutions duly adopted by the Board and/or in the Plan.

                  2.8 BUSINESS DAY means any day the Company's headquarters in Trexlertown, Pennsylvania is open for business.

                  2.9 CATCH-UP CONTRIBUTIONS means contributions made by the Employer on behalf of a Participant pursuant to the Participant's Deferral Election under Paragraph 3.02(c).

                  2.10 CODE means the Internal Revenue Code of 1986, as amended from time to time.

                  2.11 COMMITTEE means the Employee Benefit Plans Committee of the Company, or another committee which is responsible for the administration of the Plan, as provided in Article VI, consisting of persons appointed by the Board and authorized and empowered by such Board to act as the administrative committee provided for in Article VI of the Plan.

                  2.12 COMPANY means Air Products and Chemicals, Inc., or any successor in interest thereto.

                  2.13 COMPANY MATCHING CONTRIBUTIONS mean contributions made by the Employer under Section 3.03.

                  2.14     COMPANY STOCK means common stock of the Company.

                  2.15 DEEMED ELECTION means a passive election to make Before-Tax Contributions to the Plan pursuant to Section 3.02(d).

                  2.16 DEFERRAL ELECTION means the election made by a Participant in accordance with Section 3.02.

                  2.17 DEFINED BENEFIT PLAN means any Retirement Plan which does not meet the definition of a Defined Contribution Plan.

                  2.18 DEFINED CONTRIBUTION PLAN means a Retirement Plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account and on any income, expenses, gains, and losses, and any forfeitures of accounts of other participants, which may be allocated to such participant's account. For this purpose, any participant's contributions made pursuant to a Defined Benefit Plan maintained by the Company or an Affiliated Company shall be treated as a separate Defined Contribution Plan.

                  2.19 DISTRIBUTION EVENT means: (i) a Participant's termination of employment with the Company and all Affiliated Companies for purposes of Code Section 401(k) or (ii) a Participant's transfer to or continuation of employment by an acquiring employer (including a former Participating Employer) in connection with the Company's or an Affiliated Company's disposition of substantially all of the assets of a trade or business or of its interest in a subsidiary to such acquiring employer, except that a Distribution Event will not occur if the acquiring employer continues the Plan or receives a transfer of assets from the Plan with respect to the Participant. The determination as to whether a Distribution Event has occurred pursuant to clause (ii) of the preceding sentence shall be made in accordance with Code
Section 401(k)(10) and the regulations thereunder. Effective October 1, 2002, a Distribution Event will be considered to occur without regard to whether the acquiring employer continues the Plan or receives a transfer of assets from the Plan with respect to the Participant.

                  2.20 EMPLOYEE means (i) any salaried employee of an Employer or (ii) any non-union hourly paid employee who is employed by an Employer at one of the locations from time to time designated by the Vice President - Human Resources and listed on Exhibit I attached hereto and made a part hereof, as said Exhibit I is updated from time to time; provided however, that no person shall be an Employee if such person is a leased employee (as defined below) of an Employer, a participant in the Supplemental Employment Program, a foreign national on a temporary assignment to an Employer, or an employee working under a Summer Internship Program, a Cooperative Education Program, or other temporary or supplemental employment program of an Employer. An employee of an Employer who is covered by a collective bargaining agreement shall not be an Employee unless the terms of such collective bargaining agreement provide for participation in the Plan. Notwithstanding the foregoing, if a leased employee becomes an Employee, his service with the Company and Affiliated Companies prior to becoming an Employee shall be taken into account for eligibility and vesting purposes under the Plan. The term "employee" as used herein shall not mean an independent contractor, as classified by the Company (even if such individual is subsequently reclassified as a common law employee by the Internal

Revenue Service or any other agency, entity, or person). The term "employee" as used herein shall mean any common law employee of the Company or an Affiliated Company.

                  For purposes of the preceding paragraph, a "leased employee" is any person (other than an employee of the Employer) who pursuant to an agreement between the Employer and any other person (leasing organization) has performed services for the Employer (or for the Employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under primary direction or control by the Employer.

                  2.21 EMPLOYER means the Company and/or any Participating Employer, either collectively or separately as the context requires.

                  2.22 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  2.23 FAIR MARKET VALUE, as of any New York Stock Exchange business day with respect to Company Stock, means the closing sale price for Company Stock for such date on the New York Stock Exchange, or, if no such sale occurred, the average of the closing bid and asked prices for such date on the New York Stock Exchange.

                  2.24     HOUR OF SERVICE means:

                           a. each hour for which an employee (whether or not as an Employee) is directly or indirectly paid, or entitled to payment, for the performance of duties for the Company or an Affiliated Company during the applicable computation period;

                           b. each hour for which an employee (whether or not as an Employee) is directly or indirectly paid, or entitled to payment, by the Company or an Affiliated Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity

                                    (including short-term disability for
                                    salaried Employees), layoff, jury duty,
                                    military duty, or leave of absence;

                           c. each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Company, with respect to an employee (whether or not an Employee), provided such hours have not previously been credited under either Paragraphs (a) or (b) above; and

                           d. In the case of an employee who is reemployed by the Company or an Affiliated Company in accordance with the requirements of applicable federal law following an authorized leave of absence due to service in the Armed Forces of the United States, each hour during which such employee (whether or not as an Employee) is not performing duties for the Company or an Affiliated Company due to such military leave whether or not such employee is paid, or entitled to payment, by the Company or an Affiliated Company.

                  For purposes of this Section, a payment shall be deemed to be made by or due from the Company or an Affiliated Company whether such payment is directly made by or due from the Company or Affiliated Company, or indirectly made through, among other sources, a trust fund or insurer to which the Company or Affiliated Company contributes or pays premium (e.g., for group term life insurance).

                  For purposes of Paragraphs (b) and (c) above, the following rules shall apply:

                  (1) No more than five hundred and one (501) Hours of Service shall be credited on account of any single continuous period during which the employee performs no duties for the Company or an Affiliated Company (whether or not such period occurs in a single computation period) except for short term disability salary continuation;

                  (2) No Hours of Service shall be credited for a payment made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws; and

                  (3) No Hours of Service shall be credited for a payment which solely reimburses an employee for medical or medically related expenses incurred by the employee.

                  In the case of a payment which is made or due on account of a period during which an employee performs no duties for the Company or an Affiliated Company, and which results in the crediting of Hours of Service under Paragraphs (b) or (c) above, the number of hours and the period to which such hours are to be credited shall be determined in accordance with the rules promulgated by the United States Department of Labor in paragraphs (b), (c), and
(d) of the regulations at 29 CFR Section 2530.200b-2 or any future regulations which change, amend, or supersede such regulations, which regulations are incorporated by reference herein.

                           2.25     IGS SAVINGS PLAN means the Industrial Gas
and Supply Company Retirement Savings Plan which was merged into the Plan effective as of March 31, 2000.

                           2.26     INVESTMENT VEHICLE means any security or
other investment in which the Trustee is authorized to invest Participant Contributions transferred to a particular Participant Investment Fund, other than cash or interest-bearing investments of a short-term nature in which such Participant Contributions may be temporarily invested pending investment in such security or other investment.

                           2.27     MATCHED CONTRIBUTIONS mean Before-Tax
Contributions of the first 3 percent of a Participant's Annual Salary, and Before-Tax Contributions of the next 1, 2, or 3 percent of a Participant's Annual Salary made under Section 3.02, or, in the event that such additional Before-Tax Contributions are less than 3 percent of Annual Salary, After-Tax Contributions of the next 1, 2, or 3 percent of a Participant's Annual Salary; provided, however, that Matched Contributions shall not exceed 6 percent of a Participant's Annual Salary. Matched Contributions shall not include Catch-up Contributions described in Section 3.02(c).

                           2.28     MATURED COMPANY MATCHING CONTRIBUTIONS mean
the amount, including earnings, credited to a Participant's Company Matching Contributions account for at least two full Plan Years.

                           2.29     PARTICIPANT means: (a) any Employee, so long
as contributions are being made by the Employee or on his behalf under Section 3.02, or

(b) any Employee or former Employee by whom or for whom contributions have been made under Sections 3.02, 3.03, 3.09, or 3.10, and any participant in the IGS Savings Plan on March 30, 2002, until such time as all such contributions and earnings thereon have been withdrawn by or distributed to such Employee, former Employee or IGS Savings Plan Participant.

                           2.30     PARTICIPANT CONTRIBUTIONS mean,
collectively, funds held and invested by the Trustee under the Trust Agreement which were, when first transferred to the Trustee, Matched Contributions, Unmatched Contributions, rollover contributions as described in Section 3.09, or assets received in plan-to-plan transfers or mergers as described in Section 3.10, together with earnings thereon.

                           2.31     PARTICIPANT INVESTMENT FUNDS mean the funds
described in Section 4.02, as amended from time to time, in which Participant Contributions and Company Matching Contributions are held for investment.

                           2.32     PARTICIPATING EMPLOYER means those
Affiliated Companies listed as Participating Employers on Schedule I hereto, while such designation is in effect, and any Affiliated Company which is later designated by the Board, the Board Committee, or the Committee as a Participating Employer under the Plan, whose designation has not been revoked. An Affiliated Company's status as a Participating Employer shall be automatically revoked upon its ceasing to be an Afflilitated Company. A Participating Employer or the Board, Board Committee or the Committee may revoke such designation at any time, but until such acceptance has been revoked, all of the provisions of the Plan and amendments thereto shall apply to the Employees and former Employees of the Participating Employer. In the event the designation of a Participating Employer is revoked, the Plan shall be deemed discontinued only as to such Participating Employer.

                           2.33     PARTY IN INTEREST has the meaning provided
in ERISA Section 3(14), or regulations promulgated thereunder or any future regulations which change, amend, or supersede such regulations.

                           2.34     PENSION PLAN means the Air Products and
Chemicals, Inc. Pension Plan for Salaried Employees or the Pension Plan for Hourly Rated Employees of Air Products and Chemicals, Inc., as amended from time to time.

                           2.35     PLAN means the "Air Products and Chemicals,
Inc. Retirement Savings and Stock Ownership Plan" as set forth herein and as amended from time to time.

                           2.36     PLAN ADMINISTRATOR means the Company's
Director, Compensation and Benefits, or such other person or entity as shall from time to time be appointed by the Committee to fill such role.

                           2.37     PLAN YEAR means the annual period beginning
on October 1 and ending on September 30 of the following calendar year. A Plan Year shall be designated according to the calendar year in which such Plan Year ends. The Plan Year shall also be the limitation year for purposes of applying the limitation of Code Section 415.

                           2.38     QUALIFIED DOMESTIC RELATIONS ORDER means:
(a) any qualified domestic relations order as defined in Code Section 414(p) and ERISA Section 206(d), or (b) any other domestic relations order permitted to be treated as a qualified domestic relations order by the Plan Administrator under the provisions of the Retirement Equity Act of 1984 and which the Plan Administrator determines to treat as a qualified domestic relations order.

                           2.39     RETIREMENT PLAN means: (a) any
profit-sharing, pension, or stock bonus plan described in Code Sections 401(a) and 501(a), (b) any annuity plan or annuity contract described in Code Sections 403(a) or 403(b) of the Code, or (c) any individual retirement account or individual retirement annuity described in Code Sections 408(a) or 408(b).

                           2.40     TRUST AGREEMENT means the trust agreement
referred to in Article IV, as the same may be amended from time to time.

                           2.41     TRUST FUND means the assets held in trust
for purposes of the Plan.

                           2.42     TRUSTEE means the trustee or trustees
appointed by the Committee under the Trust Agreement.

                           2.43     UNMATCHED CONTRIBUTIONS mean any After-Tax
Contributions, Before-Tax Contributions which are not Matched Contributions, or Catch-up Contributions.

                           2.44     UNMATURED COMPANY MATCHING CONTRIBUTIONS
mean the amount, including earnings, credited to a Participant's Company Matching Contributions account for less than two full, Plan Years.

                                   ARTICLE III

             ELIGIBILITY, CONTRIBUTIONS, WITHDRAWALS, DISTRIBUTIONS,
                      ROLLOVERS, AND PLAN-TO-PLAN TRANSFERS

                  3.01     ELIGIBILITY AND COMMENCEMENT OF PARTICIPATION.

                  (a) An Employee shall be eligible to participate in the Plan upon meeting the requirements of (i) or (ii) as follows:

                  (i) An Employee shall be eligible to participate in the Plan upon completion of thirty (30) days of service after the date as of which the Employee is first scheduled or expected to be credited with one thousand (1,000) Hours of Service during the next twelve (12)-month period. Such Employee will begin his participation as of the first complete pay period in the first or any later calendar month following the completion of such thirty (30) days of service if such Employee shall make an affirmative election to participate in accordance with procedures adopted by the Plan Administrator under Paragraph 3.02(a), (b) or (c) , or a Deemed Election pursuant to Paragraph 3.02(d). Any affirmative election must be received no later than the last business day on or before the fifteenth (15th) day of the month preceding the month in which such participation is to begin to be effective.

                  (ii) An Employee who has not satisfied the requirements of the preceding paragraph shall be eligible to participate in the Plan upon such Employee's completion of 1,000 Hours of Service during an eligibility computation period. An eligibility computation period is the twelve (12) month period beginning on the first day of such Employee's employment as an employee, or, in the event such Employee does not complete 1,000 Hours of Service in such twelve (12) month period, all Plan Years beginning after the first day of such twelve (12) month period. Such an Employee may begin his participation as of the first full pay period which includes the earlier of (i) the first day of the Plan Year which follows his satisfaction of the eligibility requirements in the preceding sentence, or (ii) the date which is six months after the date on which he satisfied such eligibility requirements, if such Employee makes an affirmative election to participate in accordance with Paragraph 3.01(a)(i).

                  (iii) Employees who were former participants of the IGS Savings Plan shall be eligible to participate upon their becoming an Employee provided they make an affirmative election to participate in accordance with the procedures adopted by the

Plan Administrator under subsection 3.02(a), (b) or (c) or a Deemed Election pursuant to subsection 3.02(d).

                  (b) An Employee eligible to participate in the Plan shall remain eligible to participate (subject to the applicable suspension provisions of Sections 3.02, 3.04, and 3.05) for so long as he is an Employee. An Employee who terminates his employment with the Company and all Affiliated Companies after becoming eligible to participate in the Plan shall, upon reemployment by an Employer as an Employee, be eligible to participate in the Plan and may begin his participation as of the first pay period in the first or any later calendar month following such reemployment so long as an election is properly made as provided in the Paragraph 3.01(a)(i). An Employee who becomes represented by a collective bargaining agent will remain eligible to participate in the Plan until a collective bargaining agreement is executed by the Employer by which the Employee is employed and the bargaining agent and, subsequent thereto, will only remain eligible to participate in the Plan if the collective bargaining agreement so provides. An Employee who terminates employment with the Company and all Affiliated Companies prior to becoming eligible to participate in the Plan shall be treated as a new Employee for purposes of this Section 3.01 upon reemployment by an Employer.

                  (c) Notwithstanding any other provision of this Plan, the availability of Before-Tax Contributions, After-Tax Contributions, Catch-up Contributions and Company Matching Contributions shall not discriminate in favor of Highly Compensated Employees.

                  3.02 BEFORE-TAX, AFTER-TAX AND CATCH-UP CONTRIBUTIONS. Each Employee shall commence participation in the Plan by making an election to make contributions to the Plan as described in (a), (b), (c) or (d) below (the "Deferral Election"). Each type of contribution will be transferred to the Trustee no later than the beginning of the calendar month following the date on which the Participant's pay is reduced by the amount of the contribution (or at such other time required by applicable law).

                  (a) BEFORE-TAX CONTRIBUTIONS. An Employee may make an election to reduce periodic installments of his Annual Salary otherwise payable for each succeeding pay period and make a contribution to the Plan on his behalf in an amount equal to 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, or 16 percent for pay received before

November 1, 2002, and, effective for pays received beginning on or after November 1, 2002, in an amount equal to a whole number from 3 to 50 percent of such periodic installment of his Annual Salary (subject to the provisions of Section 3.04).

                  (b) AFTER-TAX CONTRIBUTIONS. An Employee may make an election to contribute an amount equal to 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, or
16 percent of each such periodic installment of his Annual Salary (subject to the provisions of Section 3.04) to the Plan; and/or

                  (c) CATCH-UP CONTRIBUTIONS. Effective October 1, 2002, a Participant who attains age 50 by the end of the applicable calendar year and who has made Before-Tax Contributions for the calendar year or Plan Year, as applicable, up to the lesser of the statutory limit described in Section 3.04(c)(i), the Plan limit described in Section 3.02(a), or, if such Participant is a Highly Compensated Employee, the highest amount of Before Tax Contributions that can be retained in the Plan with respect to such Participant without violating the Average Deferral Percentage Test described in Section 3.04(b)(1), shall be eligible to make additional Before-Tax Contributions to the Plan in the following amounts.

For calendar years:         Catch-Up Contribution Limit
       2002                           $1,000

       2003                           $2,000

       2004                           $3,000

       2005                           $4,000

       2006                           $5,000;

Thereafter, such a Participant may make a Catch-up Contribution equal to the amounts in effect for the calendar year pursuant to cost of living adjustments described in Code Section 414(v)(2)(c).

                  (d) DEEMED ELECTION. For Employees who become eligible to participate in the Plan after November 30, 1998, the Employee shall be considered to have directed the Employer to reduce his salary in order to make a Before-Tax Contribution in an amount equal to three (3) percent of each periodic installment of his Annual Salary (subject to the provisions of Section 3.04) on his behalf to the trust for the Plan established under the Trust Agreement unless such Employee files an election directing the Employer to either not reduce each such periodic installment of his Annual Salary, or to reduce his salary to make either a Before-Tax Contribution under the terms of Paragraph 3.02(a) in an amount different from three (3) percent or an After-Tax Contribution under the terms of Paragraph 3.02(b). Such Deemed Election shall be effective in accordance with procedures established by the Plan Administrator after written notice has been provided to the Employee.

                  (e) LIMITS ON CONTRIBUTIONS. Notwithstanding the foregoing, the maximum combined total of After-Tax Contributions and Before-Tax Contributions being made by or on behalf of a Participant at any time may not exceed 16 percent for pay periods beginning before November 1, 2002, and 50 percent for pay periods beginning on or after November 1, 2002, of the Participant's installments of Annual Salary payable at the time, and After-Tax Contributions and Before-Tax Contributions may be made only to the extent that such Contributions to a Participant's account for any Plan Year do not cause the limitations on Annual Additions to a Participant's account as set forth in
Section 3.11 to be exceeded.

                  (f) ELECTION CHANGES. An Employee may, by giving notice to the Plan Administrator on or prior to the last business day beginning on or before the fifteenth (15th) day of the calendar month and subject to the provisions of
Section 3.04, change his Deferral Election, including a Deemed Election, and direct the Employer to reduce or contribute, as the case may be, different permitted percentages of his periodic installments of Annual Salary, effective as of the first pay received in the next succeeding calendar month. In the event of a change in Annual Salary, the Employee's then current contribution percentage shall automatically be applied to the new Annual Salary, as soon as administratively practicable thereafter.

                  (g) SUSPENSION OF ELECTIONS. An Employee may, by notice to the Plan Administrator, suspend his Deferral Election beginning with the next calendar month. In addition, suspension shall be automatic as of the first pay in which a Participant ceases to be an Employee. In the event of such a suspension, the Participant may elect to resume his Deferral Election in accordance with the provisions of Section 3.01 as of the first full pay period in the first or any succeeding calendar month following the month in which such suspension occurred, provided that he is an Employee as of the date when the Deferral Election resumes.

                  (h) TERMINATION OF ELECTIONS. Subsequent to a Distribution Event, the Participant shall have no right to continue making contributions to the Plan, but shall have the right to redirect the investment of the amounts in his accounts in accordance with Section 4.03 and to change or revoke his written designation of Beneficiary in accordance with Section 5.02.

                  (i) ADMINISTRATIVE RULES. The Plan Administrator may from time to time establish such rules and procedures for determining and adjusting the percentages of Annual Salary subject to Deferral Elections as the Plan Administrator shall in his sole discretion deem to be necessary or desirable for the administration of the Plan in accordance with the Code and ERISA, including, without limitation, rules and procedures establishing limitations on the frequency with which all or certain Participants may alter the percentages of their Annual Salary which are subject to Deferral Elections and rules and procedures allowing for the contribution of a specified dollar amount of Before-Tax Contributions, After-Tax Contributions or Catch-up Contributions in lieu of a fixed whole percentage.

                  (j) VESTING. A Participant shall have a fully vested, nonforfeitable right to any benefits derived from Before-Tax Contributions, After-Tax Contributions and Catch-up Contributions made under this Section 3.02.

                  3.03 COMPANY MATCHING CONTRIBUTIONS. The Employer will for each month make a Company Matching Contribution attributable to the Matched Contributions of each Participant employed by, or on an approved leave of absence from the Company or an Affiliated Company as of the last Business Day of such month, equivalent to the sum of the following amounts:

                  (a) 75 percent of that portion of the Before-Tax Contributions, excluding Catch-up Contributions, made during such month not exceeding three (3) percent of the Participant's Annual Salary, and

                  (b) 25 percent of the balance of the Matched Contributions made during such month;

provided, however, that the Employer will also make a contribution at the end of each month, in accordance with the foregoing formula, attributable to the Matched Contributions of each Participant whose employment as an Employee with the Employer terminated during such month as a result of the Participant's death, long term disability, or Retirement (as defined in the Pension Plan). Effective October 1, 2002, the Employer shall make the Company Matching Contribution on account of each Participant whose employment as an Employee with the Employer terminated regardless of the reason therefor during such month.

                  A Company Matching Contribution will be made to the Trustee as of the last New York Stock Exchange business day of each month, but (unless the Committee determines otherwise) only out of the Employer's current or accumulated earnings and profits, and may be made in whole or in part in cash or Company Stock. Company Matching Contributions to be made in Company Stock shall be valued for such purpose at the Fair Market Value on the last New York Stock Exchange business day of the month for which the Company Matching Contribution is made. If the Company shall not have taken action to discontinue the Plan in accordance with the provisions of Section 7.01 prior to the end of any month, each Employer's Company Matching Contribution for such month shall become a fixed obligation as of the end of such month to the extent of the Employer's current or accumulated earnings and profits.

                  Notwithstanding the foregoing, no Company Matching Contribution shall be made for the account of any Participant to the extent that such Company Matching Contribution, after the adjustments provided for in the following sentence, would violate the Actual Contribution Percentage Test and/or the Multiple Use Limitation, as described in Section 3.04. Any corrective actions taken to avoid such violations shall be performed in accordance with
Section 3.04.

                  A Participant shall have a fully vested, nonforfeitable right to any benefits derived from Company Matching Contributions, subject to the forfeiture provisions of Section 3.04 and Paragraph 3.11(d).

                  3.04     NONDISCRIMINATION LIMITATIONS AND CORRECTIVE
MEASURES.

                  (a) For purposes of this Section 3.04, the following terms shall have the meanings indicated below:

                           (i) ACTUAL CONTRIBUTION PERCENTAGE. The Actual
Contribution Percentages for a Plan Year for the group of all Highly Compensated Employees and for the group of all Nonhighly Compensated Employees respectively are the averages, calculated to the nearest one-hundredth of a percentage point (.01%), of the ratios, calculated separately to the nearest one-hundredth of a percentage point (.01%) for each Employee in the respective group, of the amount of Company Matching Contributions and After-Tax Contributions (and any Qualified Non-Elective Contribution made under Paragraph 3.04(c)(x) for purposes of satisfying the Actual Contribution Percentage Test) made to the Plan on behalf of each such Employee for such Plan Year, to the Employee's Compensation for such Plan Year, whether or not the Employee was a Participant for the entire Plan Year. The Actual Contribution Percentage calculation may include Before-Tax Contributions, excluding Catch-up Contributions, so long as: (A) the Actual Deferral Percentage Test is met before such Before-Tax Contributions are used in the Actual Contribution Percentage Test, and continues to be met following the exclusion of those Before-Tax Contributions that are used to meet the Actual Contribution Percentage Test and (B) the requirements of Treasury Regulation
Section 1.401(m)-1(b)(5) are satisfied. For purposes of determining the Actual Contribution Percentage, only those Employees who are eligible to elect After-Tax Contributions or to receive Company Matching Contributions for all or a portion of the applicable Plan Year, or who would be so eligible absent a suspension in accordance with the terms of the Plan, are taken into account; any such Employee who would be a Participant if such Employee made an After-Tax Contribution or had a Before-Tax Contribution made on his behalf shall be treated as an eligible Employee on behalf of whom no After-Tax Contributions or Company Matching Contributions are made.

                  For purposes of this Section, and except as otherwise provided in Internal Revenue Service regulations, if the Plan and any other plan are aggregated for purposes of Code Section 410(b) (other than for purposes of the average benefit percentage test), such plans (including the Plan) shall be treated as one (1) plan for purposes of calculating the Actual Contribution Percentage. Except as otherwise provided in Internal Revenue Service regulations, if any Highly Compensated Employee who is a Participant in this Plan also participates in any other plan of the Employer to which employee or matching contributions are made, all such plans (including the Plan) shall be treated as one (1) plan with respect to such Participant.

                           (ii) ACTUAL CONTRIBUTION PERCENTAGE TEST means the
test described in Paragraph 3.04(b)(ii).

                           (iii) ACTUAL DEFERRAL PERCENTAGE. The Actual Deferral
Percentages for a Plan Year for the group of all Highly Compensated Employees and for the group of all Nonhighly Compensated Employees respectively are the averages, calculated to the nearest one-hundredth of a percentage point (.01%), of the ratios, calculated separately to the nearest one-hundredth of a percentage point (.01%) for each Employee in the respective group, of the amount of Before-Tax Contributions, excluding Catch-up Contributions (and Qualified Non-Elective Contributions made under Paragraph 3.04(c)(x) for purposes of satisfying the Actual Deferral Percentage Test), paid under the Plan on behalf of each such Employee for such Plan Year, including Excess Deferrals, to the Employee's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year) but excluding Before-Tax Contributions that are taken into account in the Actual Contribution Percentage Test. Only those Employees who are eligible to elect Before-Tax Contributions for all or a portion of the applicable Plan Year, or who would be so eligible absent a suspension in accordance with the terms of the Plan, are taken into account; any such Employee who would be a Participant but for the failure to have Before-Tax Contributions made on his behalf shall be treated as an eligible Employee on whose behalf no Before-Tax Contributions are made.

                  For purposes of this Section and except as otherwise provided in Internal Revenue Service regulations, if the Plan and any other plan which includes a cash or deferred arrangement (within the meaning of Code Section 401(k)) are aggregated for purposes of Code Section 410(b) (other than for purposes of the average benefit percentage test), the cash or deferred arrangements in such plans (including the Plan) shall be treated as one (1) plan for purposes of calculating the Actual Deferral Percentage. Except as otherwise provided in Internal Revenue Service regulations, if any Highly Compensated Employee who is a Participant in this Plan also participates in any other cash or deferred arrangement (within the meaning of Code Section 401(k)) of the Company or an Affiliated Company, all such cash or deferred arrangements (including under the Plan) shall be treated as one (1) cash or deferred arrangement with respect to such Participant.

                           (iv) ACTUAL DEFERRAL PERCENTAGE TEST means the test
described in Paragraph 3.04(b)(i).

                           (v) COMPENSATION shall mean, except as otherwise
provided in the definition of "Highly Compensated Employee", a definition of compensation which satisfies Code Section 414(s) and regulations thereunder, and which is consistently used in any one Plan Year for purposes of this Section 3.04.

                           (vi) EXCESS AGGREGATE CONTRIBUTIONS mean, with
respect to any Highly Compensated Employee for a Plan Year, the excess of:

                                (A) The total After-Tax Contributions and
Company Matching Contributions (and, where applicable, Before-Tax Contributions, taken into account under the Actual Contribution Percentage Test) made on behalf of such Highly Compensated Employee taken into account in computing the Actual Contribution Percentage for such Plan Year, over

                                (B) The maximum amount of After-Tax
Contributions and Company Matching Contributions (and, where applicable, Before-Tax Contributions, taken into account under the Actual Contribution Percentage Test) on behalf of such Highly Compensated Employee which are permitted by the Actual Contribution Percentage Test.

                           (vii) EXCESS CONTRIBUTIONS mean, with respect to any
Highly Compensated Employee for a Plan Year, the excess of:

                                (A) The total Before-Tax Contributions made on
behalf of such Highly Compensated Employee taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

                                (B) The maximum amount of such Before-Tax
Contributions, excluding Catch-up Contributions, on behalf of such Highly Compensated Employee which are permitted by the Actual Deferral Percentage Test.

                           (viii) EXCESS DEFERRALS mean the Before-Tax
Contributions that are includible in a Participant's gross income because they have exceeded the dollar limitation contained in Code Section 402(g).

                           (ix) HIGHLY COMPENSATED EMPLOYEE means any Employee
who performs service for the Company or an Affiliated Company during the determination year (as defined below) and who was: (a) a Five-Percent Owner at any time during the current or preceding Plan Year, or (b) for the preceding Plan Year had Compensation from the Employer or an Affiliated Company in excess of $80,000 (as adjusted pursuant to Code Section 414(q)). At the election of the Plan Administrator and, as provided for in Exhibit III, in a manner consistent with Code Section 414(q) and any regulations or other IRS pronouncements thereunder, clause (b) in the preceding sentence can be limited to those Employees who are in the top twenty percent (20%) of Employees ranked on the basis of compensation for such look-back year. At the election of the Plan Administrator, as provided for in Exhibit III, Compensation for the purpose of this Paragraph 3.04(a)(ix) may be determined on the basis of a calendar year, rather than the Plan Year.

                           (x) To the extent required by applicable law "Highly
Compensated Employee" shall also include a highly compensated former employee, which is any employee who separated from service prior to the current Plan Year and who was either a Highly Compensated Employee in any determination year ending on or after the Employee's attainment of age fifty five (55).

                           For purposes of this definition, Compensation is as
defined in Code Section 415(c)(3).

                           (xi) MULTIPLE USE LIMITATION means the limitation
described in Paragraph 3.04(b)(iii).

                           (xii) NONHIGHLY COMPENSATED EMPLOYEE means any
employee who is not a Highly Compensated Employee.

                           (xiii) QUALIFIED NON-ELECTIVE CONTRIBUTIONS mean
contributions made by the Company described in Paragraph 3.04(c)(x).

                           (xiv) FIVE PERCENT OWNER means an Employee who shall
be considered to be a Five Percent Owner for any Plan Year if at any time during such year such Employee was a five percent owner of the Employer, determined in accordance with the rules of Code Section 416(i)(1).

                           (b) (i) ACTUAL DEFERRAL PERCENTAGE TEST.
Notwithstanding any provision herein to the contrary, the Actual Deferral Percentage for the group of all eligible Highly Compensated Employees for each Plan Year must not exceed the greater of:

                                   (A)      the Actual Deferral Percentage for
the previous Plan Year for the group of all eligible Nonhighly Compensated Employees multiplied by 1.25; or

                                   (B) the Actual Deferral Percentage for the
previous Plan Year of such group of Nonhighly Compensated Employees multiplied by 2.0, but in no event more than two (2) percentage points greater than the Actual Deferral Percentage for the previous Plan Year of such group of Nonhighly Compensated Employees, subject to the Multiple Use Limitation.

                  The Vice President - Human Resources, by written notice to the Plan Administrator may elect to entirely exclude from the Actual Deferral Percentage test those Employees who could be excluded from participation under the minimum age and service requirements of Code Section 410(a)(1)(A) ("early participation employees"), other than those early participation employees who are Highly Compensated Employees, to the extent permitted under Code Section 401(k)(3)(F). Any such election shall be reflected in Exhibit III.

                  The Actual Deferral Percentage test set forth in this Paragraph 3.04(b)(i) shall be performed in accordance with Code Section 401(k), the regulations thereunder, and any related IRS pronouncements, including IRS Notice 98-1 to the extent applicable. The Actual Deferral Percentage test set forth in this Paragraph 3.04(b)(i) may be performed with current year Non-Highly Compensated Employee data, rather than prior year data, if so elected by the Employer. Any such election shall be made by the Vice-President - Human Resources and shall be reflected in Exhibit III.

                  (b) (ii) ACTUAL CONTRIBUTION PERCENTAGE TEST. Notwithstanding any provision herein to the contrary, the Actual Contribution Percentage for the group of all eligible Highly Compensated Employees for each Plan Year must not exceed the greater of:

                           (A) The Actual Contribution Percentage for the
previous Plan Year for the group of all eligible Nonhighly Compensated Employees multiplied by 1.25; or

                           (B) The Actual Contribution Percentage for the
previous Plan Year of such group of Nonhighly Compensated Employees multiplied by 2.0, but in no event more than two (2) percentage points greater than the Actual Contribution Percentage for the previous Plan Year of such group of Nonhighly Compensated Employees, subject to the Multiple Use Limitation.

                  The Vice President - Human Resources, by written notice to the Plan Administrator may elect to entirely exclude from the Actual Contribution Percentage Test those Employees who could be excluded from participation under the minimum age and service requirements of Code Section 410(a)(1)(A) ("early participation employees"), other than those early participation employees who are Highly Compensated Employees, to the extent permitted under Code Section 401(m)(5)(C). Any such election shall be reflected in Exhibit III.

                  The Actual Contribution Percentage test set forth in this Paragraph 3.04(b)(ii) shall be performed in accordance with Code Section 401(m), the regulations thereunder, and any related IRS pronouncements, including IRS Notice 98-1 to the extent applicable. The Actual Contribution Percentage test set forth in this Paragraph 3.04(b)(ii) may be performed with current year Non-Highly Compensated Employee data, rather than prior year data, if so elected by the Employer. Any such election shall be made by the Vice-President - Human Resources and shall be reflected in Exhibit III.

                  (b) (iii) MULTIPLE USE LIMITATION. Notwithstanding any provision herein to the contrary, the sum of the Actual Deferral Percentage and the Actual Contribution Percentage for the group of all Highly Compensated Employees for each Plan Year beginning prior to October 1, 2002 shall not exceed the Multiple Use Limitation, which shall be the greater of:

                  (A)      The sum of -

                  (1) 1.25 times the greater of the Actual Deferral Percentage for the previous Plan Year of the group of Nonhighly Compensated Employees or the Actual Contribution Percentage for the previous Plan Year of the group of Nonhighly Compensated Employees for such Plan Year, and

                  (2) Two percentage points plus the lesser of the Actual Deferral Percentage for the previous Plan Year of the group of Nonhighly Compensated Employees or the Actual Contribution Percentage for the previous Plan Year of the group of Nonhighly Compensated Employees for such Plan Year (in no event, however, may this amount exceed twice the lesser of the Actual Deferral Percentage or Actual Contribution Percentage for the previous Plan
Year);

                                               or

                  (B)      The sum of -

                  (1) 1.25 times the lesser of the Actual Deferral Percentage for the previous Plan Year of the group of Nonhighly Compensated Employees or the Actual Contribution Percentage of the group of Nonhighly Compensated Employees for the previous Plan Year, and

                  (2) Two percentage points plus the greater of the Actual Deferral Percentage for the previous Plan Year of the group of Nonhighly Compensated Employees or the Actual Contribution Percentage of the group of Nonhighly Compensated Employees for the previous Plan Year (in no event, however, may this amount exceed twice the greater of the relevant Actual Deferral Percentage or Actual Contribution Percentage for the Plan Year).

                  For this purpose, the Actual Deferral Percentage and Actual Contribution Percentage shall be determined after any Qualified Non-Elective Contributions and any distributions have been made in order to satisfy the Actual Deferral Percentage Test and the Actual Contribution Percentage Test.

                  If a correction is necessary in order to prevent the Plan from exceeding the Multiple Use Limitation, such correction shall be made by reducing the Actual Contribution Percentage.

                  The Vice President - Human Resources, by written notice to the Plan Administrator may elect to entirely exclude from the Multiple Use Limitation test those Employees who could be excluded from participation under the minimum age and service requirements of Code Section 410(a)(1)(A) ("early participation employees"), other than those early participation employees who are Highly Compensated

Employees, to the extent permitted under Code Section 401(m)(5)(C). Any such election shall be reflected in Exhibit III.

                  The Multiple Use Limitation test set forth in this Paragraph 3.04(b)(iii) shall be performed in accordance with Code Section 401(m), the regulations thereunder, and any related IRS pronouncements, including IRS Notice 98-1 to the extent applicable. The Multiple Use test set forth in this Paragraph 3.04(b)(iii) may be performed with current year Non-Highly Compensated Employee data, rather than prior year data, if so elected by the Employer. Any such election shall be made by the Vice-President - Human Resources and shall be reflected in Exhibit III.

                           (iv)     For purposes of Paragraph 3.04(b), a
Participant is a Highly Compensated Employee for a particular Plan Year if he or she satisfies the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Nonhighly Compensated Employee for a particular Plan Year if he or she does not satisfy the definition of a Highly Compensated Employee in effect for that Plan Year.

                  (c) Notwithstanding any other provision of the Plan to the contrary, the percentages of Annual Salary specified by a Participant in his Deferral Election shall be subject to adjustment or other corrective measures by the Plan Administrator at any time and from time to time as follows:

                           (i)      Before-Tax Contributions, excluding Catch-up
Contributions, shall not be accepted with respect to any Participant for a calendar year to the extent such Before-Tax Contributions, together with any other elective contributions of the Participant to a plan maintained by the Company or an Affiliated Company, exceed $9,500 (as adjusted in accordance with Code Section 402(g)); accordingly, the Plan Administrator shall adjust downward the percentage of Annual Salary specified by a Participant in his Deferral Election to be contributed to the Plan as Before-Tax Contributions, as may be necessary to prevent such Excess Deferrals.

                           (ii)     Before-Tax Contributions, excluding Catch-up
Contributions, for any Plan Year must satisfy the Actual Deferral Percentage Test and, prior to the Plan Year beginning October 1, 2002, the Multiple Use Limitation; accordingly, the Plan Administrator shall adjust downward the percentage of Annual Salary specified by a Participant in his Deferral Election, to the extent which the Plan Administrator in his sole discretion determines is necessary to maintain the Plan's compliance with the Average Deferral Percentage Test and the Multiple Use Limitation.

                           (iii)    After-Tax Contributions and Company Matching
Contributions for any Plan Year must satisfy the Actual Contribution Percentage Test (after taking into account any Before-Tax Contributions included in such test pursuant to Paragraph 3.04(a)(i)) and, prior to the Plan Year beginning October 1, 2002, the Multiple Use Limitation; accordingly, the Plan Administrator shall adjust downward the percentage of Annual Salary specified by a Participant in his Deferral Election to be contributed under Paragraph 3.02(b), to the extent which the Plan Administrator in his sole discretion determines is necessary to maintain the Plan's compliance with such test and the Multiple Use Limitation, if applicable.

                           (iv)     When a downward adjustment has been made
pursuant to Paragraph (i), (ii), or (iii) above, the Plan Administrator may thereafter adjust any such percentage upward to bring it up to or closer to the percentage specified in the Participant's most recent Deferral Election whenever the Plan Administrator determines that such an upward adjustment can be made without exceeding the limits described in Paragraph (i), (ii), or (iii). In the event of such upward adjustment, each affected Participant shall be given the opportunity to affirmatively elect to have such higher percentage apply to him.

                           (v)      Any downward or upward adjustment in the
percentage of Annual Salary specified by a Participant in his Deferral Election to be contributed to the Plan as Before-Tax Contributions other than Catch-up Contributions shall, with the Participant's consent and unless the Plan Administrator directs otherwise, result in a corresponding increase or decrease, respectively, in After-Tax Contributions to be contributed to the Plan to the extent permitted under Paragraph (iii) or, if the Participant is eligible, Catch-up Contributions.

                           (vi)     If, after application of the above
provisions of Paragraph 3.04(c), Excess Deferrals are made to the Plan, such Excess Deferrals shall be recharacterized as Catch-up Contributions to the extent that a Participant who is eligible to make Catch-up Contributions has not reached the applicable Catch-up Contribution limit for the calendar year described in Section 3.02(c). Any Excess Deferrals remaining after application of the preceding sentence shall be returned to the Participant with earnings in accordance with Treasury Regulation Section 1.402(g)-1, no later than April 15 following the close of the calendar year in which such contributions were made. Distributions shall first be made from Unmatched Contributions, excluding Catch-up Contributions, then from Catch-up Contributions if any and lastly, from Matched Contributions. The return of any Matched Contributions shall be accompanied by a forfeiture of the related Company Matching Contributions and any income attributable thereto. Such forfeited amounts shall be held by the Trustee in a suspense account and applied towards subsequent Company Matching Contributions.

                           (vii)    After the close of a calendar year, but no
later than the last business day before April 15 (or such earlier date required by Internal Revenue Service regulations) following such calendar year, a Participant who was also a participant in another plan to which the limitation on deferrals described in Code Section 402(g) applies may notify the Plan Administrator that the Participant has had deferrals contributed to the Plan and such other plan in excess of such limitation for such preceding calendar year and shall inform the Plan Administrator of the amount of such Excess Deferrals. Such Participant may request a distribution of such Excess Deferrals. Such Excess Deferrals shall first be recharacterized as Catch-up Contributions to the extent that a Participant who is eligible to make Catch-up Contributions has not reached the applicable Catch-up Contribution limit for the calendar year described in Section 3.02(c). Any Excess Deferrals remaining after application of the preceding sentence shall be distributed with the earnings attributable thereto in accordance with Treasury Regulation Section 1.402(g)-1 no later than the April 15 following such notification. Distributions shall first be made from Unmatched Contributions, excluding Catch-up Contributions, and the return of any Matched Contributions shall be accompanied by a forfeiture of the related Company Matching Contributions and any income attributable thereto. Such forfeited amounts shall be held by the Trustee in a suspense account and applied towards subsequent Company Matching Contributions.

                           (viii)   If, after application of the above
provisions of Paragraph 3.04(c), Excess Contributions are made to the Plan, such Excess Contributions and the earnings attributable thereto shall be recharacterized as Catch-up Contributions to the extent that a Participant who is eligible to make Catch-up Contributions has not reached the applicable Catch-up Contribution limit for the calendar year described in Section 3.02(c). Any Excess Contributions remaining after application of the preceding sentence shall be distributed to Highly Compensated

Employees making such Excess Contributions no later than December 15 following the close of such Plan Year. The Highly Compensated Employee with the largest amounts of Before-Tax Contributions shall have his Before-Tax Contributions, excluding Catch-up Contributions, reduced to the greater of: (i) the highest dollar amount of Before-Tax Contributions, excluding Catch-up Contributions, that can be made without violating the limit of Paragraph 3.04(b)(i), or (ii) the next highest dollar amount of Before-Tax Contributions, excluding Catch-up Contributions, of any other Highly Compensated Employee. Such process is repeated until Paragraph 3.04(b)(i) is satisfied in accordance with Treasury Regulation Section 1.401(k)-1(f)(4)(ii). Distributions shall first be made from Unmatched Contributions, excluding Catch-up Contributions, then from Catch-up Contributions if any and lastly from Matched Contributions. The return of any Matched Contributions shall be accompanied by a forfeiture of the related Company Matching Contributions and any income attributable thereto. Such forfeited amounts shall be held by the Trustee in a suspense account and applied towards subsequent Company Matching Contributions.

                           (ix)     If, after application of the above
provisions of Paragraph 3.04(b)(ii), Excess Aggregate Contributions are made to the Plan, such Excess Aggregate Contributions and the earnings attributable thereto shall be recharacterized as Catch-up Contributions to the extent that a Participant who is eligible to make Catch-up Contributions has not reached the applicable Catch-up Contribution limit for the calendar year described in
Section 3.02(c). Any Excess Aggregate Contributions remaining after application of the preceding sentence shall be distributed to Highly Compensated Employees making such Excess Aggregate Contributions no later than December 15 following the close of the Plan Year. The Highly Compensated Employee with the largest amounts of contributions taken into account in computing the Actual Contribution Percentage Test ("ACP contributions") shall have his ACP contributions reduced to the greater of: (i) the highest dollar amount of ACP contributions that can be made without violating the limit of Paragraph 3.04(b)(ii), or (ii) the next highest dollar amount of ACP contributions of any other Highly Compensated Employee. Such process is repeated until Paragraph 3.04(b)(ii) is satisfied in accordance with Treasury Regulation Section 1.401(m)-1(e)(3)(iv). To the extent permitted by such regulation, After-Tax Contributions and any Company Matching Contributions attributable thereto shall be distributed first.

                           (x)      Notwithstanding any other provision of this
Section 3.04 or of the Plan to the contrary, the Employer may, by action of the Committee, determine to make a special Employer contribution (a "Qualified Non-Elective Contribution") to the Plan for the account of certain Participants who are Nonhighly Compensated Employees in order to maintain the Plan's compliance with the non-discrimination requirements of Code Sections 401(k) and 401(m) and in lieu of (or in combination with) making the adjustment in the percentage of Annual Salary specified by Participants in their Deferral Elections or returning Contributions as provided in this Section 3.04. Any such Qualified Non-Elective Contribution shall be in such amount as is determined by the Committee and will be allocated as determined by the Committee to the individual accounts of Participants who are Nonhighly Compensated Employees and who actively contributed to the Plan during, and are Employees at the end of, the Plan Year for which such contribution is made. Any such Qualified Non-Elective Contribution shall be nonforfeitable and shall be treated for all purposes as a Before-Tax Contribution under the Plan, including for purposes of the limitations on distribution described in this Article 3, except that such contribution shall not be applied against or counted for purposes of determining compliance with the percent limitation on Before-Tax Contributions in Section
3.02 the combined percent limitation on Before-Tax Contributions and After-Tax Contributions contained in Section 3.02, or the limitation on Before-Tax Contributions contained in this Section 3.04. Any such Qualified Non-Elective Contribution shall be made to the Trustee no later than the last day of the Plan Year next succeeding the Plan Year for which the contribution is made, and may be made in whole or in part in cash or in shares of Company Stock. Payment of any such Qualified Non-Elective Contribution (whether in the form of cash or Company Stock) for a Plan Year which is made by the Employer after the close of such Plan Year shall be treated by the Plan in the same manner as if it were received on or before the last day of such Plan Year.

                  3.05 WITHDRAWALS BY PARTICIPANTS OF AFTER-TAX CONTRIBUTIONS, COMPANY MATCHING CONTRIBUTIONS, BEFORE-TAX AND CATCH-UP CONTRIBUTIONS. Participants who are no longer employed by the Company or an Affiliated Company may not make withdrawals.

                  (a) AFTER-TAX CONTRIBUTIONS. Upon application to the Trustee at any time no sooner then twelve (12) months after any earlier withdrawal by such Participant of After-Tax Contributions under this Paragraph 3.05(a), Before-Tax Contributions under Paragraph 3.05(c)(ii)(A),or Company Matching Contributions under Paragraph

3.05(b), a Participant may withdraw all or a portion of the amounts then credited to his After-Tax Contributions account.

                  There shall be no suspension of the withdrawing Participant's right to make After-Tax Contributions following a withdrawal under this Paragraph 3.05(a).

                  (b) COMPANY MATCHING CONTRIBUTIONS. Upon application to the Trustee at any time no sooner than twelve (12) months after any earlier withdrawal by him under this Paragraph 3.05(b), After-Tax Contributions under Paragraph 3.05(a), or Before-Tax Contributions under Paragraph 3.05(c)(ii)(A), a Participant may withdraw all or a portion of the amounts then credited to his Matured Company Matching Contributions account; provided, however, that such Participant shall first have withdrawn, or shall have applied to make a concurrent withdrawal of all amounts credited to his After-Tax Contributions account. A Participant will have no right to withdraw amounts credited to his Unmatured Company Matching Contributions account.

                  (c) BEFORE-TAX CONTRIBUTIONS. A Participant cannot withdraw amounts credited to his Before-Tax Contribution accounts, except that a Participant may withdraw all or a portion of such amounts if:

                           (i)      The Participant has no, or is concurrently
applying to withdraw all, amounts credited to any After-Tax Contributions account or to any Matured Company Matching Contributions account; and

                           (ii)     The Participant has (A) attained age
fifty-nine and one-half (59-1/2) or (B) provided evidence satisfactory to the Committee that the Participant's withdrawal qualifies as a hardship withdrawal which satisfies the standards of subsection (d) below; and

                           (iii)    In the case of a withdrawal under Paragraph
3.05(c)(ii)(A), no withdrawal has been made in the preceding twelve (12) months of After-Tax Contributions under Paragraph 3.05(a), Before-Tax Contributions under this Paragraph 3.05(c), or Matured Company Matching Contributions under Paragraph 3.05(b).

                  If a Participant shall make application to withdraw any Before-Tax Contributions due to attainment of age fifty-nine and one-half (59-1/2), his election to make Before-Tax Contributions, including Catch-up Contributions, or After-Tax Contributions shall not be affected by such withdrawal. If a Participant shall make application to withdraw any Before-Tax Contribution due to hardship, future contributions shall be suspended in accordance with Paragraph 3.05(d)(3).

                  An application to withdraw Before-Tax Contributions due to attainment of age fifty-nine and one-half (59-1/2) shall be made to the Trustee. An application to withdraw Before-Tax Contributions due to hardship shall be made to the Plan Administrator.

                  (d) HARDSHIP WITHDRAWAL STANDARDS. A withdrawal will be deemed to constitute a hardship withdrawal if: (1) the Participant has an immediate and heavy financial need; and (2) a distribution from the Plan is necessary to meet that need. A Participant will be treated as having an immediate and heavy financial need only if the funds are required to cover one of the following:

                  (i) Expenses for medical care described in Code Section 213(d) previously incurred by the Participant or the Participant's spouse or dependents (as defined in Code Section 152) or necessary for these persons to obtain such medical care;

                  (ii) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (iii) Post-secondary education tuition, related educational fees, and room and board expenses for the Participant or the Participant's spouse, children, or other dependents (as defined in Code Section 152) for the next twelve (12) months;

                  (iv) Payment of amounts necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                  (v) Any other purposes for which the Internal Revenue Service specifically determines, under the authority given to it under Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(C), that such circumstances constitute an immediate and heavy financial need.

                  If an immediate and heavy financial need is deemed to exist, a distribution from the Plan will be deemed necessary to meet such need if, and only if, the following conditions are met:

                  (1) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant, including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                  (2) the Participant has obtained all distributions, other than hardship distributions, and has applied for all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Company or an Affiliated Company;

                  (3) the Participant will be prohibited from making elective contributions (as defined in Treas. Reg. Section 1.401(k)-1(g)(3)) or employer contributions (as defined in Treas. Reg. Section 1.401(m)-1(f)(6)) to any qualified or non-qualified deferred compensation plans maintained by the Company or an Affiliated Company (as determined in accordance with Treas. Reg. Section 1.401(k)-1(d)(2)(iv)(B)(4)) for twelve (12) months (six months effective January 1, 2002), commencing the month after the hardship withdrawal; and

                  (4) for the calendar year following the calendar year of the hardship withdrawal, the Participant's Before-Tax Contributions under the Plan and salary deferrals under all other qualified plans of the Company or an Affiliated Company shall be limited to the applicable limit under Code Section 402(g), as reduced by the amount of salary deferrals during the calendar year of the hardship withdrawal.

                  In the case of a distribution which is made on account of an immediate and heavy financial need due to the payment of post-secondary education tuition for the Participant or the Participant's spouse, children, or other dependents ("educational hardship"), any such educational hardship withdrawals within a Plan Year shall be aggregated and treated as having been received as of the date of the initial educational hardship withdrawal during such Plan Year for purposes of applying the restriction on subsequent contributions provided for in Paragraph 3.05(d)(3).

                  No hardship withdrawal of earnings on Before-Tax or Catch-up Contributions shall be permitted to the extent that such earnings are attributable to periods after December 31, 1988.

                  3.06 LOANS TO PARTICIPANTS. Upon application to the Trustee by a Participant or Beneficiary who is a Party in Interest, the Plan Administrator may authorize the Trustee to make a loan or loans to such Participant or Beneficiary. Any such loans shall be subject to at least the following requirements:

                  (a) Loans shall be made available on a uniform and nondiscriminatory basis.

                  (b) Loans must bear a reasonable interest rate which will be determined by the Plan Administrator and which will be fixed for the term of the loan. All loans will be secured by up to fifty percent (50%) of the borrower's Plan accounts (determined as of the time of the loan).

                  (c)      The minimum loan amount is $1,000.

                  (d) No loan can be made to the extent that such loan, when added to the outstanding balance of all other loans to the borrower under this Plan and any other plan of the Company or an Affiliated Company, would exceed the lesser of: (i) fifty thousand dollars ($50,000), reduced by the excess of (A) the highest outstanding balance of loans to the borrower from the Plan and such other plans during the one-year period ending on the day before the date the loan is made over (B) the outstanding loan balance on the date the loan is made, or (ii) one-half of the vested value of the borrower's accounts under this Plan and such other plan(s). In addition, no loan under this Plan, when added to any existing loans hereunder, shall exceed the value of the amounts credited to the borrower's After-Tax Contributions, Before-Tax Contributions and Matured Company Matching Contributions accounts.

                  (e) Any loan shall, by its terms, require repayment within five (5) years unless such loan is used to acquire a dwelling unit which, within a reasonable time (determined at the time the loan is made), will be used as the principal residence, within the meaning of Code Section 121, of the borrower, in which case the loan shall be repaid within such period as may be established by the Board or the Committee. Notwithstanding the above, all loans shall be immediately due and payable upon the termination of the Participant's employment with the Company and all Affiliated Companies. The maximum number of loans which a borrower may have outstanding at one time is one residential and one non-residential loan.

                  (f) Anyone who applies for a loan must pay a loan origination fee to the Trustee which shall be deducted directly from the borrower's account.

                  (g) Repayment of Participant loans shall be by payroll deduction or other method approved by the Plan Administrator on a level amortized basis with repayments made at least quarterly, except that a borrower may prepay in full the outstanding balance of his loan at any time in accordance with procedures established by the Plan Administrator. Loan repayments may be suspended for one year during a Participant's authorized unpaid leave of absence, or during such other period permitted by applicable law. Loan repayments may be suspended as permitted under Code Section 414(u)(4) for any period in which the Participant is on a qualified military leave.

                  (h) Loans must be evidenced by a written promissory note. In the event that a borrower fails to make a required payment when due, the loan shall be in default if the borrower fails to become current in his payments within ninety (90) days of such missed payment. Upon default, the outstanding principal balance of the loan and all accrued interest thereon will be immediately due and payable, and will be satisfied from the borrower's Plan accounts (at such time(s) as permitted by applicable law) upon the occurrence of a Distribution Event or upon the Participant's attainment of age fifty-nine and one-half (59-1/2).

                  (i) Each loan shall be a separate investment of the borrower's Plan accounts. The amount of the loan will first reduce the borrower's Before-Tax and Catch-up Contributions accounts, then the borrower's After-Tax Contributions account, then the borrower's Company Matching Contributions account to the extent of Matured Company Matching Contributions. Amounts within the Plan accounts allocated to each Participant Investment Fund also shall be reduced ratably.

                  (j) Loan principal repayments will be credited first to the borrower's Company Matching Contributions account. After principal repayments which are equal to the amount by which the borrower's Company Matching Contributions account was reduced to make a loan are credited to the Participant's Company Matching Contributions account, loan principal repayments will be credited to the borrower's After-Tax Contributions account and next to the borrower's Before-Tax Contributions account. Loan interest payments will be credited ratably to the borrower's Company Matching Contributions account, Before-Tax Contribution account and After-Tax Contribution account. All principal and interest payments shall be allocated among the

Participant Investment Funds in accordance with the borrower's most recent investment direction election for new contributions.

                  Notwithstanding the foregoing, loans made pursuant to this
Section 3.06 may be subject to such additional uniform and nondiscriminatory rules as may from time to time be adopted by the Board or the Committee, which rules shall comply with the Code, ERISA, and other applicable law and may impose limitations on, or requirements for obtaining Plan loans which are in addition to or more restrictive than those limitations and requirements set forth above in this Section 3.06.

                  3.07     DISTRIBUTIONS FOLLOWING DISTRIBUTION EVENTS.

                  (a) Except as otherwise provided for in Paragraph 3.07(d) herein, after a Distribution Event other than death occurs as to the Participant, the following will apply:

                  (i) All amounts credited to such Participant's accounts shall be retained in the Plan until the earliest of the Participant's death, the Participant's consent to and application for the Trustee to distribute the aggregate amounts in all of Participant's Plan Accounts to him in a lump sum or, on or after October 1, 2002, the Participant's consent to and application for the Trustee to commence distribution of installment payments of his account to him in accordance with Section 5.01. Notwithstanding the preceding sentence, distributions of a Participant's Plan accounts shall commence no later than April 1 of the calendar year following his attainment of age 70-1/2. Participants who attain age 70-1/2 on or after January 1, 2003, and continue employment with the Employer beyond age 70-1/2 may defer commencement of distribution under this Section until no later than April 1st of the calendar year following the calendar year in which the Participant retires.

                  (ii) In the event that the Participant consents to a lump sum distribution of the aggregate amounts in all of his Plan accounts, by filing an election with the Trustee effective on or after the date of (A) the Participant's termination of employment with the Company or an Affiliated Company, or (B) a Distribution Event as to the Participant, the Participant shall receive a distribution of all amounts credited to such Participant's Plan accounts, in the manner described in Section 5.01. In addition, a second distribution of any amount subsequently credited to a Participant's Company Matching Contributions account in accordance with Section 3.03 shall be made as soon as practicable after actual receipt by the Trustee of the Company Stock or cash contribution.

                  (b) In the event of the Participant's death, the Participant's Beneficiary shall receive a distribution of all amounts credited to the Participant's Plan accounts according to the distribution elections provided in Section 5.01. Subject to Paragraph 3.07(d), such distribution shall be made as soon as practicable after the Participant's death.

                  (c)      Notwithstanding the previous paragraphs of this
Section 3.07, if the aggregate amount credited to the Participant's Plan accounts does not exceed (1) the maximum amount permitted to be distributed without the consent of the Participant under Code Section 411(a)(11) or any successor thereto as of the end of the month during which a Distribution Event occurs as to such Participant, and (2) in the case of distributions prior to March 2, 1999, if the aggregate amounts credited to the Participant's Plan accounts did not exceed the amount described in the clause (1) at the time of any previous distribution to the Participant (for which purpose a payment made pursuant to a qualified domestic relations order described in Code Section 414(p) shall not be considered a distribution), all such amounts will, subject to Paragraph (d) below, be distributed to the Participant (or, in the case of the Participant's death, the Participant's Beneficiary or Beneficiaries) in the manner provided in Section 5.01.

                  (d)      At least thirty (30) days, but no more than ninety
(90) days, before a distribution is made to a Participant, a Participant shall be given notice of: (1) his ability to delay distribution in accordance with Paragraph 3.07(a)(i) above (if applicable), (2) his ability to elect a direct rollover in accordance with Section 5.03 and (3) for former participants of the IGS Savings Plan, the ability to elect the optional forms of payment as provided in Exhibit II. At least thirty (30) days, but no more than ninety (90) days, before benefits begin to a Beneficiary who is a spouse (including an alternate payee under a Qualified Domestic Relations Order), such Beneficiary must be given notice of his ability to elect a direct rollover under Section 5.03. A distribution may be made less than thirty (30) days after receipt of the notice required by this Paragraph 3.07(d); provided that: (i) the notice clearly informs the Participant or Beneficiary of the right to consider the decision regarding distribution or direct rollover for a period of thirty (30) days after the notice is provided, and (ii) after receiving the notice, the Participant or Beneficiary waives the thirty (30) day period by electing a distribution.

                  3.08 DISTRIBUTIONS PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER. Notwithstanding any other provisions of the Plan, following the Plan Administrator's determination that a domestic relations order received by the Plan Administrator and applicable to a Participant and any of such Participant's Plan accounts is a Qualified Domestic Relations Order, such distribution or distributions shall be made from such Participant's Plan account or accounts, in accordance with such Qualified Domestic Relations Order and the Plan's Qualified Domestic Relations Order procedures, and in the manner described in Section 5.01, to the alternate payee or payees specified in such Qualified Domestic Relations Order. If so specified in a Qualified Domestic Relations Order, a distribution to an alternate payee may be made prior to the date on which the Participant attains his "earliest retirement age" (as defined in Code Section 414(p)(4) and ERISA Section 206(d)(3)(E)).

                  3.09 ROLLOVERS INTO THE PLAN. Each Employee who is eligible pursuant to Paragraph 3.01(a) to participate in the Plan, and any other Employee who is expected to become eligible to participate in the Plan who has received an eligible rollover distribution described in Code Section 402(c)(4), may make a cash contribution to the Plan of all or a portion of any such rollover contribution, provided that: (a) the acceptance of such contribution will not adversely affect the continued qualified status of the Plan, and (b) the Plan Administrator in due course receives all the documentation and other relevant information pertaining to such rollover contribution deemed necessary by the Plan Administrator for the proper administration of the Plan. Notwithstanding the above, the Plan does not accept After-Tax Contributions that are a part of an eligible rollover distribution. Any such contribution shall be treated as earnings on an After-Tax Contribution for all purposes under the Plan, except that such contribution shall not be taken into account for purposes of determining: (i) the limitations set forth in Sections 3.02, 3.04, and 3.11;
(ii) whether the Plan is "top-heavy" (as such term is defined in Code Section 416(g), unless the contribution originates from the plan of the Company or an Affiliated Company); or (iii) the Company Matching Contributions under Section
3.03. For the period during which an Employee is not otherwise a Participant, such Employee shall be treated as a Participant solely for the purpose of and with respect to such rollover contribution.

                  3.10 PLAN-TO-PLAN TRANSFERS; PLAN MERGERS. At the discretion of the Committee, the Board, or the Plan Administrator, the Trustee may accept directly from a trustee or custodian any or all of the assets held under another plan which is qualified under Code Section 401(a) for the benefit of Participants or any other Employees who are expected to become Participants, either as a part of a transfer of assets from the trust for such other plan or a merger of such other plan with the Plan, provided that: (a) the acceptance of such transferred assets will not adversely affect the continued qualified status of the Plan, (b) the Plan Administrator in due course receives all the documentation and other relevant information pertaining to such transferred assets deemed necessary by the Plan Administrator for the proper administration of the Plan, and (c) any other conditions or requirements which may be established by the Committee, the Board, or the Plan Administrator are satisfied. Any assets which were held by the transferor plan under a qualified cash or deferred arrangement, as such term is defined in Code Section 401(k), shall be treated as Before-Tax Contributions. Any assets which were held by the transferor plan pursuant to an election to make employee Catch-up Contributions shall be treated as Catch-up Contributions. Any assets which were held by the transferor plan pursuant to an election to make employee after-tax contributions shall be treated as After-Tax Contributions. Any other transferred assets shall be treated as earnings on After-Tax Contributions for all purposes under the Plan, except that such transferred assets shall not be taken into account for purposes of determining:
(i) the limitations set forth in Section 3.02, 3.04, and 3.11; (ii) whether the Plan is "top-heavy" (as such term is defined in Code Section 416(g), unless the transferor plan is a plan of the Company or an Affiliated Company); or (iii) the Company Matching Contributions under Section 3.03.

                  Notwithstanding any contrary provisions of Section 3.05, the withdrawal by a Participant of any or all of such transferred assets or any other assets derived from the investment thereof shall not result in a suspension of such Participant's right to make contributions to the Plan or to have contributions made on his behalf under the Plan. Alternate forms of benefits, and other benefits, rights, and features under the transferor or merged plan (including those identified in Section 5.04) shall be continued by the Committee, the Board, or the Plan Administrator to the extent required to comply with ERISA and the Code. For the period during which an Employee is not otherwise a Participant, such Employee shall be treated as a Participant solely for the purpose of and with respect to the portion of such transferred assets allocated to his Plan account.

                  3.11     LIMITATION ON ANNUAL ADDITIONS TO PARTICIPANTS'
ACCOUNTS.

                  (a) DEFINITIONS. For purposes of this Section 3.11, the following definitions shall apply:

                           (i)      ANNUAL ADDITIONS mean, in the case of this
Plan and any other Defined Contribution Plan maintained by the Company or an Affiliated Company, the aggregate of: (A) the amount of Company and Affiliated Company contributions including, but not limited to, Before-Tax Contributions, excluding Catch-up Contributions, and Company Matching Contributions, Qualified Non-Elective Contributions (as defined in Paragraph 3.04(a)(xiii)), and any forfeitures allocated to a Participant's account during the Plan Year but excluding any amounts returned to a Participant under Treasury Regulation
Section 1.402(g)-1(e)(2) or (3), (B) the amount of a Participant's After-Tax Contributions and any other after-tax contributions to a plan of the Company or an Affiliated Company, (C) amounts described in Code Sections 415(l)(1) and 419A(d)(2).

                           (ii)     PARTICIPANT'S COMPENSATION means
compensation which is paid to the Participant by the Company or an Affiliated Company for the Plan Year and which is required to be reported as wages for Federal income tax purposes on the Participant's Form W-2. For Plan Years beginning after December 31, 1997, Participant's Compensation shall include any Before-Tax Contributions, and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant under Code Sections 125 or 457.

                  (b) BASIC LIMITATION. Notwithstanding anything to the contrary contained in this Plan, the Annual Additions allocated to a Participant under the Plan and any other Defined Contribution Plan maintained by the Company or an Affiliated Company in respect of any Plan Year (which shall be the limitation year) shall not exceed in the aggregate the lesser of: (i) twenty-five percent (25%) of such Participant's Compensation for such Plan Year, or (ii) the greater of thirty thousand dollars ($30,000 (as adjusted by Code
Section 415(d)) or one-quarter (1/4) of the defined benefit dollar limitation set forth in Code Section 415(b)(1)(A) as in effect for the Plan Year for Plan Years beginning prior to October 1, 2002. For Plan Years, thereafter, such Annual Additions shall not exceed the lesser of $40,000 (as adjusted by Code
Section 415(d)) or 100% of the Participants Compensation for such Plan Year.

                  (c) COMBINED LIMITATION. Notwithstanding the foregoing, effective for limitation years ending after August 15, 1995 and beginning prior to January 1, 2000, in the case of any Participant who is also a participant in any Defined Benefit Plan maintained by the Company or an Affiliated Company, the sum of the defined benefit fraction and the defined contribution fraction (each as determined in accordance with Code Section 415(e)) shall not exceed the limitation under Code Section 415(e), including any applicable transition rules thereunder. If, for any limitation year, such limitation would be exceeded, the benefit payable under such Defined Benefit Plan shall be reduced before any adjustment is made under the Plan, except to the extent provided otherwise in such Defined Benefit Plan.

                  This Paragraph 3.11(c) shall no longer apply for all Plan Years beginning after December 31, 1999.

                  (d) ADDITIONAL RULES. If, notwithstanding the foregoing, the Participant's Annual Addition to this Plan for any Plan Year would exceed the limitations of this Section 3.11 because of the allocation of forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in estimating the amount of Before-Tax Contributions, or for other reasons as permitted by the Commissioner of Internal Revenue, the excess of such Annual Addition over the amount which is permissible under this Section 3.11 shall be disposed of as follows: After-Tax Contributions and, if necessary, Before-Tax Contributions (in that order), and gains or other earnings allocable thereto, to the extent they would reduce the excess amount, will be returned to the Participant, while any Company Matching Contributions attributable thereto and any earnings on such Company Matching Contributions shall be forfeited, placed in a suspense account, and applied towards subsequent Company Matching Contributions.

                  3.12 APPLICATION OF TOP-HEAVY PROVISIONS. The Plan will be a top-heavy plan if: (1) the Plan is not required to be aggregated with any other plan under Paragraph 3.12(b)(i), and if the sum of the accounts of Participants who are "Key Employees" exceeds 60 percent of the sum of the accounts of all employees (subject to adjustment below), or (2) if the Plan must be aggregated with one or more other plans under Paragraph 3.12(b)(ii), and if the Plan is part of a top-heavy group; provided, however, that the Plan will not be a top-heavy plan if it is a member of a group of plans described in Paragraph
(iii) which is not a top-heavy group. In the event that the Plan becomes top-heavy, the minimum benefit requirement of Paragraph 3.12(e) shall become applicable.

                  The date for determining the applicability of this Section
3.12 for any Plan Year is the last day of the preceding Plan Year
("determination date").

                  The date for determining the value of the employees' accounts ("valuation date") shall be the determination date.

                  (a) KEY EMPLOYEES. For purposes of this Section 3.12, the term "Key Employee" means any employee or former employee (or a beneficiary of either in the event that such employee or former employee is deceased) who at any time during a Plan Year or any of the four preceding Plan Years is:

                  (i) An officer of the Company or an Affiliated Company having annual compensation greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for Plan Years beginning before October 1, 2002, or or $130,000 for Plan years beginning October 1, 2002 or later; provided, however, that no more than the lesser of (A) fifty (50) employees, or (B) the greater of three (3) employees or 10 percent of all employees are to be treated as officers;

                  (ii) For Plan Years beginning before October 1, 2002, one of the ten (10) employees having annual compensation from the Company and/or an Affiliated Company greater than the limitations in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code
Section 318, as modified by Code Section 416(i)(1)(B)) both more than a one-half percent (0.5%) interest and the largest interests in the Company or an Affiliated Company;

                  (iii) A 5 percent owner of the Company or an Affiliated Company; or

                  (iv) A 1 percent owner of the Company or an Affiliated Company having an annual compensation of more than one hundred fifty thousand dollars ($150,000).

                  For purposes of this Paragraph 3.12(a), an employee's compensation shall mean compensation as determined under Code Section 414(q)(4).

                  An employee shall be considered to own more than a 5 percent interest if the employee owns more than 5 percent of the Company's or an Affiliated Company's outstanding stock or stock possessing 5 percent of the total combined voting power of all of the stock of the Company or an Affiliated Company. An employee shall also be treated as owning stock owned by certain members of the employee's family as provided in Code Section 318, as modified by Code Section 416(i)(1)(B). The same rules shall apply to determine whether an employee is a 1 percent owner. If an employee ceases to be a Key Employee, such employee's account shall be disregarded as an account of a Participant who is a Key Employee under the top-heavy plan computation for any Plan Year following the last Plan Year for which such employee was treated as a Key Employee.

                  (b) TOP-HEAVY GROUP. For purposes of determining whether the Plan is part of a top-heavy group as referred to above in this Section 3.12, the following rules shall apply:

                  (i) All plans maintained by the Company or an Affiliated Company which cover a Key Employee and any other plan which enables a plan covering a Key Employee to meet the requirements of Code Sections 401(a)(4) or 410 shall be aggregated to determine whether the plans, as a group, constitute a top-heavy group.

                  (ii) An aggregation group shall be a top-heavy group if, as of the determination date, the sum of (A) the accounts of Key Employees under all defined contribution plans included in the group and (B) the present value of the accumulated accrued benefits for Key Employees under all defined benefit plans in the group, exceeds 60 percent of the sum of such accounts and present values for all employees under all such plans in the group. If the aggregation group is not a top-heavy group, no plan in the aggregation group shall be a top-heavy plan.

                  (iii) In any Plan Year, in testing for top-heaviness under this Paragraph 3.12(b), the Employer may in its discretion expand the aggregation group to take into account any other plan maintained by it or an Affiliated Company, so long as such expanded aggregation group continues to meet the requirements of Paragraphs 401(a)(4) and 410 of the Code. If the expanded aggregation group is not a top-heavy group (as determined in accordance with the preceding paragraph), no plan in such expanded aggregation group shall be a top-heavy plan.

                  (c) ADDITIONAL RULES. In determining the present value of the accumulated accrued benefits under a Defined Benefit Plan and the sum of the account balances under a Defined Contribution Plan, both Company and Affiliated Company contributions and employee contributions shall be taken into account. The present value of the accrued benefit in a Defined Benefit Plan or the account balance in a Defined Contribution Plan shall include any amount distributed to an employee within the five-year period ending on the determination date for Plan Years beginning before

October 1, 2002, or the one year period ending on such date for Plan Years thereafter, except for in-service withdrawals. The present value of the accrued benefit in a Defined Benefit Plan shall be calculated for any employee other than a Key Employee under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company or an Affiliated Company, or (b) if there is no such method, an accrual rule rate which is not more rapid than the slowest accrual rate allowed under the fractional accrual rate of Code Section 411(b)(1)(C). If there is more than one Defined Benefit Plan in an aggregation group, the actuarial assumptions used for such Defined Benefit Plans must be the same. If an employee has not performed services for the Company or an Affiliated Company during the five (5)-year period ending on the determination date for Plan Years beginning before October 1, 2002, or the one year period ending on such date thereafter, any accrued benefit or account balance for such individual shall not be taken into account.

                  (d) VESTING REQUIREMENTS. If this Plan is determined to be top-heavy in any Plan Year under the provisions of this Section 3.12, account balances will remain fully vested in accordance with Sections 3.02 and 3.03.

                  (e) MINIMUM BENEFIT. If this Plan is determined to be top-heavy in any Plan Year under the provisions of this Section 3.12, then the Employer's contribution for such Plan Year to be allocated to each Participant who is not a Key Employee and is not covered by a collective bargaining agreement in such Plan Year shall not be less than three (3) percent of such Participant's compensation (as defined in Treasury Regulations Section 1.415-2(d)) or such lesser percentage (taking into account Before-Tax Contributions, excluding Catch-up Contributions, and Company Matching Contributions) as may be made with respect to the Key Employee who had the highest such percentage in such Plan Year.

                  (f) COMBINED LIMIT ON CONTRIBUTIONS AND BENEFITS FOR KEY EMPLOYEES. If the Plan is determined to be top-heavy in any Plan Year under the provisions of this Section 3.12, and (i) if the Plan would continue to be a top-heavy plan if "90 percent" were substituted for "60 percent" in the first paragraph of this Section 3.12 and in Paragraph 3.12(b)(ii), or (ii) if the contributions for such Plan Year to be allocated to each Participant who is not a Key Employee in such Plan Year are less than four (4) percent of such Participant's compensation (as defined in Treasury Regulation Section 1.415-2(d)) or such lesser percentage as may be made with respect to the Key Employee for whom such percentage is the highest for such Plan Year, then the combined limit on benefits and contributions under Code Section 415(e) for any Key Employee who participates in both a defined benefit plan and a defined contribution plan which are included in a top-heavy group as provided in Paragraph 3.12(b) above shall be calculated in accordance with the reduced dollar limitation of Paragraph 416(h)(1) of the Code.

                  This Paragraph 3.12(f) shall not apply for Plan Years beginning after December 31, 1999.

                                   ARTICLE IV

                   TRUST FUND AND PARTICIPANT INVESTMENT FUNDS

                  4.01 TRUST AGREEMENT. The Company has entered into a Trust Agreement for the Plan establishing the Trust Fund and the Funds more particularly described in Section 4.02. The Trustee under such Trust Agreement shall hold, invest, distribute, and administer the Trust Fund in accordance with the terms of the Plan and the Trust Agreement and shall hold the contributions to each Participant Investment Fund, including income therefrom, as a unit. Any portion of a Participant Investment Fund may, pending its permanent investment in an Investment Vehicle or distribution, be invested in interest-bearing investments of a short-term nature, even though the same may not be legal investments for trust funds under the laws applicable thereto. Any portion of a Participant Investment Fund may be maintained in cash. The Trustee shall be responsible for making the final decision as to managing, acquiring, or disposing of that portion of any of the Participant Investment Funds described below , if any, not subject to the management of investment manager or managers or to directions of the Committee given pursuant to Paragraphs 6.05(h) or 6.05(i) respectively.

                  (f) PARTICIPANT INVESTMENT FUNDS. All Participant Contributions transferred to the Trustee pursuant to Sections 3.02, 3.09, or
3.10 shall be held and invested by the Trustee in the Participant Investment Funds in accordance with the directions of Participants given as hereinafter provided. The Company, by resolution of the Board or the Committee, shall have the right, in its discretion, to amend the Plan to establish additional Participant Investment Funds in which Participant Contributions may be invested in accordance with the directions of Participants or to discontinue existing Participant Investment Funds.

                  (g) INVESTMENT OF COMPANY MATCHING CONTRIBUTIONS. All Company Matching Contributions shall be invested in the Company Stock Funds, except as otherwise provided in Section 4.04.

                  4.02 INVESTMENT OF PARTICIPANT CONTRIBUTIONS IN THE PARTICIPANT INVESTMENT FUNDS. Subject to the provisions of Section 4.03, each Participant in the Plan, in accordance with procedures established by the Committee or the Plan

Administrator, will direct that the Trustee hold and invest in one or more Participant Investment Funds hereinafter described in this Section 4.02 all amounts credited to such Participant's Plan accounts in respect of that Participant's Matched Contributions and Unmatched Contributions thereafter deducted from his Annual Salary and in respect of any rollover contributions or plan-to-plan asset transfers or mergers under Sections 3.09 or 3.10, respectively, credited to his Plan accounts. A Participant shall allocate his Participant Contributions among the available Participant Investment Funds in multiples of one percent (1%); provided, however, that the total of such allocations must equal one hundred percent (100%). No Participant shall have the right to give separate investment directions for amounts in respect of his Matched Contributions and Unmatched Contributions or in respect of his Before-Tax Contributions, Catch-up Contributions and After-Tax Contributions. The Plan is intended to be a Participant-directed "Section 404(c) Plan" under ERISA Section 404(c) and the regulations thereunder, and the provisions of the Plan are to be interpreted so as to effectuate such intent.

                  Each of the Participant Investment Funds is currently invested in the particular Investment Vehicle specified below although the Committee may from time to time replace, add to, or discontinue such Investment Vehicles without amending the Plan, upon notice to Participants as provided in Section 4.03.

                  (a) FIXED INCOME SECURITIES FUND. Participant Contributions to the Fixed Income Securities Fund are currently invested by the Trustee in pooled or collective investment funds managed by State Street Bank and Trust Company ("State Street"), a banking corporation organized and existing under the laws of the Commonwealth of Massachusetts, under the terms of its Stable Fixed Income Fund for Employee Benefit Trusts (formerly the Selection Fund for Employee Trusts).

                  (b) MONEY MARKET FUND. Participant Contributions to the Money Market Fund are currently invested by the Trustee in shares of the State Street Yield-Enhanced Short-Term (YES) Investment Fund, managed by State Street Global Advisors, a division of State Street.

                  (c) SHORT-TERM CORPORATE BOND FUND. Participant Contributions to the Short-Term Corporate Bond Fund are currently invested by the Trustee in shares of the Short-Term Corporate Bond Portfolio of Vanguard Fixed Income Securities Fund prior to April 1, 2002, and Vanguard Short-Term Corporate Fund Admiral Shares thereafter, an open-end diversified investment company which is a member of the Vanguard Group of Investment Companies (the "Vanguard Group").

                  (d) INDEX STOCK FUND. Participant Contributions to the Index Stock Fund are currently invested by the Trustee in shares of the State Street S&P 500 Flagship Fund, a commingled fund managed by State Street Global Advisors, a division of State Street.

                  (e) GROWTH AND INCOME STOCK FUND. Participant Contributions to the Growth and Income Stock Fund are invested by the Trustee in shares of Vanguard Windsor Fund and also, beginning April 6, 1999, in Vanguard Windsor II Fund prior to April 1, 2002, and in Vanguard Windsor I Fund Admiral Shares and Vanguard Windsor II Fund Admiral Shares on and after April 1, 2002, in all cases open-end diversified investment companies which are members of the Vanguard Group.

                  (f) GROWTH STOCK FUND. Participant Contributions to the Growth Stock Fund are currently invested by the Trustee in shares of the Fidelity Advisor Growth Opportunities Fund: Class A, a fund of Fidelity Advisor Series II which is registered as an open-ended management investment company organized as a Massachusetts business trust. Effective September 1, 2000, this Fund was replaced by the SEI Institutional Investments Trust Large CAP Growth Fund, an open-end management investment company organized as a Massachusetts business trust .

                  (g) INTERNATIONAL STOCK FUND. Participant Contributions to the International Stock Fund are currently invested by the Trustee in shares of the Templeton Foreign Fund-Class I, a mutual fund of Templeton Funds, Inc., an open-end diversified investment company incorporated under the laws of Maryland.

                  (h) BALANCED FUND. Participant Contributions to the Balanced Fund are currently invested by the Trustee in shares of the Dodge & Cox Balanced Fund an open-end diversified investment company managed by Dodge & Cox of San Francisco, California.

                  (i) COMPANY STOCK FUND. Participant Contributions to the Company Stock Fund are primarily invested by the Trustee in Company Stock, although a cash position is maintained to provide a liquidity level necessary for daily transactions. Participant Contributions and Company Matching Contributions shall both be invested in a single fund managed by State Street as liquidity and investment manager;

provided, however, that separate subaccounts shall be maintained for amounts attributable to Participant Contributions and Company Matching Contributions. Effective October 1, 2002, this Fund is renamed the Company Stock Fund - ESOP. All Participant Contributions to the Company Stock Fund and Company Matching Contributions made on or after October 1, 2002, shall be held in the Company Stock Fund - Current Year until the end of the Plan Year in which such Contributions are made. The Company Stock Fund - ESOP and Company Stock Fund - Current Year shall be referred to collectively throughout this Plan as the "Company Stock Funds" unless otherwise specified. Contributions to the Company Stock Funds shall be invested by the Trustee primarily in Company Stock, although a cash position is maintained to provide a liquidity level necessary for daily transactions. All Participant Contributions and Company Matching Contributions shall both be invested in the Company Stock Funds by State Street as liquidity and investment manager; provided, however, that separate subaccounts shall be maintained for amounts attributable to Participant Contributions and Company Matching Contributions. All Participant Contributions and Company Matching Contributions held in the Company Stock Fund - Current Year as of the close of the New York Stock Exchange on the last business day of each Plan Year will be transferred to the Company Stock Fund - ESOP prior to the start of business on the first business day of the following Plan Year.

                  (j) SMALL CAP STOCK FUND. Participant Contributions to the Small Cap Stock Fund, established effective April 6, 1999, are currently invested by the Trustee in shares of the SEI Institutional Investments Trust Small Cap Fund, an open-end management investment company organized as a Massachusetts business trust.

                  4.03 REDIRECTION OF INVESTMENTS OF PARTICIPANT CONTRIBUTIONS. Each Participant may from time to time change his last prior investment direction pursuant to Section 4.02 or this Section 4.03 to any other investment direction then permitted pursuant to Section 4.02, in accordance with procedures established by the Committee or the Plan Administrator. Each such change of investment direction pursuant to this Section 4.03 shall apply, at the Participant's election, to (a) all Participant Contributions then credited to the Participant's accounts and/or (b) all Participant Contributions thereafter made by or on the Participant's behalf; provided, however, that the Plan Administrator may from time to time impose restrictions on the right to change prior investment directions as to Participant Contributions to one or more other particular Participant Investment Funds, if the Plan Administrator determines that such restrictions on redirections are necessary to comply with the terms of the Investment Vehicles held in any Participant Investment Fund in which any amounts then credited to Participants' accounts are held. Notwithstanding the above, Participants may not redirect Participant Contributions from the Company Stock Fund - Current Year to the Company Stock Fund - ESOP and may not redirect Participant Contributions from the Company Stock Fund ESOP to the Company Stock Fund - Current Year.

                  Any change in investment direction by a Participant for all or any portion of the Participant Contributions then credited to the Participant's accounts will generally be effective as of the same New York Stock Exchange business day on which notice is received, provided that notice is provided prior to the close of the New York Stock Exchange on such day and will be effective as of the following day if such notice is provided after the close of the New York Stock Exchange. Any change in investment direction for the current month's Participant Contributions will be effective if completed by the close of the New York Stock Exchange on the last New York Stock Exchange business day of the month.

                  Notwithstanding the preceding paragraph, when the Plan is amended to provide for additional or fewer Participant Investment Funds than those theretofore provided for under Section 4.02 or where the Committee determines to replace, add to, or discontinue any of the Investment Vehicles which comprise any of said Participant Investment Funds then provided for under
Section 4.02, or where the character or quality of such Investment Vehicles will be or have been changed to a significant degree, the Committee may in its sole discretion grant all Participants a right to change their last prior investment direction and such investment redirection may become effective on such day or days as the Committee shall determine. When the Committee determines that any such action is warranted, the Committee shall take all reasonable efforts to cause all Participants to be notified of the impending election at least thirty
(30) days prior to the date on which such redirection will or may take effect.

                  4.04 INVESTMENT OF COMPANY MATCHING CONTRIBUTIONS. All amounts in each Participant's Company Matching Contributions account shall be invested in the Company Stock Funds in accordance with Section 4.02(i); provided, however, that Participant Contributions and Company Matching Contributions which are commingled in the Company Stock Funds shall be accounted for in separate subaccounts and shall remain subject to the separate Plan provisions which relate to each type of contribution.

                  Notwithstanding the preceding paragraph, a Participant who has attained age fifty-five (55) shall be eligible to redirect the investment of Matured Company Matching Contributions from the Company Stock Fund to another Participant Investment Fund. Any amounts which are redirected pursuant to this paragraph may subsequently be reinvested in the Company Stock Fund or in any other available Participant Investment Fund. Effective November 30, 1998, a Participant who has attained age fifty (50) shall be eligible to redirect the investment of Matured Company Matching Contributions from the Company Stock Fund to another Participant Investment Fund.

                  Effective October 1, 2002, a Participant shall be eligible to redirect the investment of Matured Company Matching Contributions from the Company Stock Fund-ESOP to another Participant Investment Fund other than the Company Stock Fund - Current Year regardless of the Participant's age.

                  4.05 PARTICIPANTS' ACCOUNTS. The Plan Administrator shall cause to be established and maintained for each Participant an account for all amounts in respect of (a) Before-Tax Contributions made on his behalf, (b) his After-Tax Contributions, (c) Catch-up Contributions, and (d) Company Matching Contributions attributable to his Matched Contributions made during each Plan Year; provided, however, that separate Plan Year accounts as to all Plan Years ending more than twenty-four (24) months prior to the date of any accounting need not be maintained. For purposes of this Section 4.05, rollover contributions described in 3.09 and transferred assets described in 3.10 shall be credited to a Participant's After-Tax Contributions account (except as otherwise provided in Section 3.10 in the case of certain assets which are treated as Before-Tax Contributions or Catch-up Contributions). Credits to Participants' accounts for amounts invested pursuant to Section 4.02 in each of the Participant Investment Funds shall be allocated to the Participant's Before-Tax Contributions, After-Tax Contributions, Catch-up Contributions and Company Matching Contributions accounts in proportion to the amounts credited to such accounts during the period for which such allocation is made.

                  Credits to Participants' accounts for amounts held and invested pursuant to Section 4.02 in the Participant Investment Funds, including the Company Stock Funds shall be expressed in terms of their dollar value. Shares of Company Stock which are purchased from time to time during any Plan Year out of cash funds held by the Trustee under the Trust Agreement shall be valued for purposes of the Plan at the average of the actual cost thereof, including transfer taxes, brokerage commissions, etc., if any, incident to the purchase thereof. Shares of Company Stock which are made available through Participant cash distributions, loans, or investment changes shall be valued for purposes of the Plan at the Fair Market Value thereof at the close of the New York Stock Exchange on the date that the Participant's application or direction to the Trustee is received for such transaction, provided such application or direction is received prior to the close of the New York Stock Exchange on such date, and at the Fair Market Value thereof at the close of the New York Stock Exchange on the following day if the application or direction is received after the close of the New York Stock Exchange. Each Participant Investment Fund shall be valued daily by the Trustee.

                  Beginning with the last prior valuation made, amounts credited to each Participant's accounts maintained hereunder shall be adjusted to reflect the effect of income collected and accrued, realized and unrealized profits and losses, expenses, and all other transactions affecting the Participant Investment Funds since the prior valuation of the Participant Investment Funds. Such valuations and such adjustments of the amounts credited to Participants' accounts shall be made so as to preserve for each Participant that Participant's proportional beneficial interest in each Participant Investment Fund, based upon contributions made by or on his behalf and invested in each such Participant Investment Fund.

                  The fact that credits shall be made to a Participant's account in respect of Company Matching Contributions shall not vest in such Participant any right, title, or interest in the assets of the Company Stock Funds, except at the time or times and upon the terms and conditions provided in the Plan. Except as provided in Section 4.07, a Participant shall have no right of request, direction, or demand upon the Trustee to exercise in the Participant's behalf any rights to purchase or sell securities which may be granted to the Trustee. The Trustee, in its discretion, may exercise or sell any rights to purchase other securities appertaining to securities held by the Trustee, whether or not allocated to individual accounts. The accounts of Participants shall be appropriately credited.

                  No person shall have any right to, or interest in, any assets of the Participant Investment Funds upon termination of employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable to such person under the Plan. All payments of benefits as provided for in this Plan shall be made solely out of the assets of the Participant Investment Funds and no fiduciary shall be liable therefor in any manner. No fiduciary or other person or entity guarantees the Participant Investment Funds in any manner against investment loss or depreciation in asset value.

                  4.06 ACCOUNT STATEMENTS; INVESTMENT INFORMATION. As soon as practicable after September 30 of each year, and at such other times as the Plan Administrator deems necessary or desirable for the purpose of administering the Plan, each Participant will be furnished with a statement showing the status of his or her Plan accounts as of such September 30 and such other dates as are selected by the Plan Administrator. In addition, sufficient information shall be available to Participants to permit informed investment decisions as to the Participant Investment Funds and Investment Vehicles in which Participant Contributions may be invested.

                  Information relating to Participants' purchase, holding, and sale of units of interest in Company Stock and exercise of voting, tender, and similar rights shall be maintained in accordance with procedures which shall be adopted and amended from time to time in writing by the Plan Administrator (the "Confidentiality Procedures") that are designed to safeguard the confidentiality of such information (except as necessary to comply with federal or applicable state law, such as securities law reporting rules for insiders). The Confidentiality Procedures shall incorporate at least the safeguards of confidentiality as to exercising voting, tendering, and similar rights as are set forth in Section 4.07; and name a fiduciary to be responsible for receiving and acting on investment directions and/or monitoring compliance with the Confidentiality Procedures and who shall be empowered to determine when an independent fiduciary should be designated to carry out such activities as to Company Stock relating to situations which such responsible fiduciary determines will have a potential for undue influence (such as tender offers, exchange offers, and contested Board elections) all as contemplated by ERISA Section 404(c).

                  4.07 VOTING, TENDERING, AND SIMILAR RIGHTS AS TO COMPANY STOCK. Before each annual or special meeting of the stockholders of the Company, the Trustee or its agent shall furnish or cause to be furnished to each Participant for whom an account is established and maintained under the Plan and to which units of interest in Company Stock are allocated a copy of the proxy solicitation material for such meeting, which is provided to stockholders of the Company who are not Plan Participants, together with a request for the Participant's confidential directions to the Trustee as to how the full shares of Company Stock then represented by the units of interest allocated to such Participant's account should be voted. Upon timely receipt of such directions, the Trustee shall vote such full shares as directed. Any such shares held by the Trustee as to which it receives no voting directions and fractional shares shall be voted by the Trustee in the same proportions as shares to which voting directions have been received.

                  Each Participant shall have the right, to the extent of the number of shares of Company Stock represented by the units of interest allocated to his account, to confidentially direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to shares of Company Stock. The Trustee shall use its best efforts to timely distribute or cause to be distributed to each Participant the information distributed to stockholders of the Company who are not Plan Participants in connection with any such tender or exchange offer. Upon timely receipt of such directions, the Trustee shall respond as directed with respect to such shares of Company Stock. If the Trustee shall not receive timely direction from a Participant as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Company Stock with respect to which such Participant has the right of direction. The Trustee shall respond as to fractional shares in the same proportions as the shares as to which Participant directions have been received.

                  Each Participant is, for purposes of this Section 4.07, hereby designated a "named fiduciary" within the meaning of ERISA Section 403(a)(l) with respect to voting and responding to tender and exchange offers with respect to full shares of Company Stock as to which units of interest are allocated to his account, except to the extent otherwise permitted by ERISA Section 404(c) because such Participant has exercised independent control over assets in his or her individual account in the manner described in Department of Labor Reg.
Section 2550.404(c) promulgated thereunder. "Participant" as used in this
Section 4.07 shall include in the event of the death of a Participant, his Beneficiary, and in the event a Qualified Domestic Relations Order is applicable to an account, each alternate payee under such Qualified Domestic Relations Order. Directions received by the Trustee from Participants as provided in this
Section 4.07 shall be held by the Trustee in confidence and shall not be divulged or released to any person, including directors, officers, or employees of the Company or any Affiliated Company, except as permitted by the Confidentiality Procedures.

                  The Trustee is hereby empowered to set such deadlines for Participant returns of proxy, tender, exchange, or similar directions as are necessary to assure the proper tally of such returns and timely action based on such response, consistent with the Confidentiality Procedures and the directions of any independent fiduciary appointed as contemplated by the Confidentiality Procedures.

                                  ARTICLE IV-A

                ESTABLISHMENT OF AN EMPLOYEE STOCK OWNERSHIP PLAN

                  4.01-A   Effective May 15, 2002, the Company Stock Fund
described in Section 4.02(i) is converted to an employee stock ownership plan ("ESOP") as defined in Section 4975(e) of the Code and the regulations thereunder. The ESOP is intended to form a portion of the Plan, the balance of which includes a qualified profit-sharing plan described in Section 401(a) of the Code which is not an ESOP. The ESOP shall hold Participant Contributions pursuant to Deferral Elections described in Section 3.02 and Company Matching Contributions described in Section 3.03. The ESOP shall be a Participant Investment Fund described in Section 4.02(i) of the Plan as the Company Stock Fund - ESOP.

                  4.02-A   The ESOP shall be primarily invested in Company Stock
as described in Section 4.02(i). Company Stock as defined herein is traded publicly on the New York Stock Exchange. A Participant may direct the Trustee to vote the Company Stock allocated to his account as described in Section 4.07. A Participant may elect a distribution of his account balance in the Company Stock Funds to be paid in Company Stock or in cash as described in Section 5.01. A Participant may elect to diversify his account in the Company Stock Funds to the extent described in Section 4.03. A Participant may begin receiving distributions of his accounts, including the Company Stock Funds, upon the occurrence of a Distribution Event as described in Section 2.18. Allocations of Participant Contributions and Company Matching Contributions to the ESOP are made in proportion to the compensation of each Participant based on his or her Deferral Elections as described in Section 3.02.

                  4.03-A   Participants having all or a portion of their
Participant accounts invested in Company Stock in the ESOP may elect to receive a distribution of dividends paid on Company Stock that are allocated to their Participant accounts or to reinvest such dividends in the ESOP pursuant to
Section 404(k)(2)(A) of the Code, and the regulations thereunder. A participant who does not make an affirmative election under this Section 4.03-A shall be deemed to have elected to reinvest such dividends in the ESOP. The Plan Administrator shall determine the procedure for making such election available to eligible Participants.

                  4.04-A   Participants who are employees of Affiliates of the
Company that are subject to taxation as partnerships are permitted to participate in the ESOP and invest their Participant accounts in Company Stock, but are excluded from receiving dividends paid on Company Stock to the Company Stock Fund - ESOP.

                                    ARTICLE V

                 MANNER OF DISTRIBUTION OF PARTICIPANT ACCOUNTS

                  5.01 GENERAL. Subject to Sections 5.03 and 5.05, distribution to any person entitled to receive any amounts then held by the Trustee in the Participant Investment Funds described in Article IV shall be made by the Trustee in a lump sum or, on or after October 1, 2002, at the election of such person, in up to, but not exceeding, ten substantially equal annual installments, in the following manner:

                           (a)      CASH DISTRIBUTIONS. Amounts credited to a
Participant's accounts which are held by the Trustee in any Participant Investment Fund other than the Company Stock Funds shall be distributed in cash.

                           (b)      COMPANY STOCK DISTRIBUTIONS. Amounts
credited to a Participant's accounts which are held by the Trustee in the Company Stock Funds shall be distributed in the form of shares of Company Stock. Distribution of a Participant's interest in a fractional share of Company Stock shall be made in cash. Notwithstanding the foregoing, amounts credited to a Participant's account in the Company Stock Funds may be distributed in the form of cash, at the election of the Participant or the Participant's Beneficiary or alternate payee, as the case may be.

                                    The amount to be withdrawn or distributed
from a Participant's account or accounts under Section 3.05 or 3.07, or pursuant to a Qualified Domestic Relations Order, shall be the amount or specified portion thereof credited to such Trustee account or accounts as of: (i) the New York Stock Exchange business day on which the account distribution or withdrawal application form is received by the Plan Administrator; provided, however, that valuation shall take place as of the following New York Stock Exchange business day if the applicable form is delivered after the close of the New York Stock Exchange; or (ii) if no form is received, the first New York Stock Exchange business day in March of the calendar year following the year in which the Participant attains age seventy and one-half (70-1/2) or, if later, the calendar year in which the Participant retires if the Participant attained age seventy and one-half (70-1/2) on or after January 1, 2003. In the case of a Qualified Domestic Relations Order, if so provided in the Qualified Domestic Relations Order, the amount to be withdrawn or distributed shall be the amount specified in such Order.

                                    Payment or delivery of an amount to be
withdrawn or distributed shall be made as soon as practicable after the applicable date determined under the preceding paragraph, but in any event by the April 1 which follows the year in which the Participant attains age seventy and one-half (70-1/2), or if later, the April 1 which follows the year the Participant retires if the Participant attains age seventy and one-half (70-1/2) after January 1, 2003. The payment of benefits under the Plan to a Participant (or to his Beneficiary or Beneficiaries) who has terminated employment as provided in Section 3.07 with amounts credited to his Plan accounts of the maximum amount permitted to be distributed without the consent of the Participant under Code Section 411(a)(11) or any successor thereto or less, or upon the Participant's death, will begin no later than the sixtieth (60th) day after the end of the month in which the Participant makes his last contribution.

                                    Any distributions made pursuant to this
Article V shall be subject to the requirements of Code Section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit requirement.

                  5.02 DESIGNATION OF BENEFICIARIES; SPOUSAL CONSENTS. Unless otherwise designated as provided in the next paragraph of this Section 5.02, each Participant's Beneficiary shall be the Participant's spouse. If the Participant dies with no surviving spouse, or so designates a Beneficiary other than his spouse in accordance with the provisions of the next paragraph, the Beneficiary or Beneficiaries to receive the Plan benefits hereunder shall be as designated by the Participant in writing on a form supplied by the Plan Administrator and filed with the Plan Administrator during the Participant's lifetime. Any such designation may be revoked or changed by the Participant at any time and from time to time, without the consent of any prior Beneficiary (other than the Participant's spouse, whose consent shall be required as provided in the next paragraph) in the same manner as the original designation. If either no such designation is made or, if made, none of the designated Beneficiaries, whether primary or contingent, is living at the time of payment, Plan benefits shall be paid to the Participant's surviving spouse, if any, and otherwise to the Participant's estate.

                  The designation of a Beneficiary other than the Participant's spouse shall be ineffective unless either: (i) the Participant's spouse consents in writing to such designation, the spouse's consent specifically identifies the nonspouse Beneficiary, the Participant's spouse acknowledges the effect of such designation, and such consent is witnessed by a notary public; or (ii) it is established to the satisfaction of the Plan Administrator or a representative of the Plan Administrator that no such consent may be obtained because there is no spouse of the Participant, the spouse cannot be located, or because of such other circumstances as may be prescribed in regulations issued by the Secretary of the United States Treasury. Any consent by a spouse required by any provision of the Plan shall be irrevocable by the spouse and any such consent by the spouse (or establishment that the consent of the spouse may not be obtained) shall only be effective with respect to such spouse. No Beneficiary designation shall be effective prior to the time it is received by the Plan Administrator.

                  Notwithstanding the foregoing, for former Participants in the IGS Savings Plan the terms of Exhibit II shall apply.

                  5.03     DIRECT ROLLOVERS

                           (a)      Any Participant or any spouse of a
Participant (including a former spouse who is an alternate payee under any Qualified Domestic Relations Order) (referred to herein as a "distributee") who is entitled to receive an "eligible rollover distribution" (as defined below) from the Plan may make a special election to avoid the imposition of automatic withholding of Federal income taxes from the distribution. The special election is to have all or part of the distribution paid by the Trustee directly to an eligible retirement plan (as defined below) in lieu of receiving the distribution from the Plan. In order for such direct rollover to be made, the special election must be made in accordance with the procedures established by the Plan Administrator, the eligible retirement plan must be clearly specified, and the specified plan must be willing to accept the rollover. Effective January 1, 2002, any eligible rollover distribution described in Section 5.30(d)(i) that includes After-Tax Contributions which a Participant elects to rollover to a qualified defined contribution plan described in Section 401(a) must be directly rolled over to such plan pursuant to the special election in this Section 5.03(a) to have all or part of the distribution paid by the Trustee directly to a qualified defined contribution plan in lieu of receiving the distribution from the Plan.

                           (b)      Notwithstanding the foregoing, a direct
rollover shall not be permitted if the Participant's eligible rollover distributions during the calendar year are reasonably expected to total less than $200, and a partial direct rollover may not be made in an amount which is less than $500. Each eligible rollover distribution may be directly rolled over to only one eligible retirement plan.

                           (c)      The limits set forth in this Section may be
modified by the Plan Administrator to the extent permitted by Code Sections 401(a)(31), 402, and 3405 and regulations or rulings issued thereunder. Moreover, the provisions of this Section shall be interpreted and applied consistently with Sections 521 through 523 of the Unemployment Compensation Amendments of 1992, and shall be deemed to be automatically amended, without the necessity of adopting a specific amendment, to the extent that applicable law, regulations, or rulings modify, amend, supersede, eliminate, clarify, or otherwise change the requirements of said Sections 521 through 523.

                           (d)      An "eligible rollover distribution"
hereunder is any distribution to or withdrawal by a distributee, except that an eligible rollover distribution does not include any portion of a distribution to the extent it is: (i) not included in gross income (without regard to the exclusion for net unrealized appreciation with respect to employer securities) provided, however, that eligible rollover distributions on or after January 1, 2002, shall include the portion of a distribution not otherwise included in gross income (i.e., After-Tax Contributions), if any, (ii) required under Code
Section 401(a)(9), (iii) a deemed distribution of a defaulted loan which is unaccompanied by an actual distribution, (iv) any distribution that is one in a series of substantially equal periodic payments (not less frequently than annually) made for one or more lives or for a specified period of ten (10) years or more; (v) effective for distributions after December 31, 1998, any hardship distribution described in Code Section 401(k)(2)(B)(i)(iv); or (vi) any other amount which is excluded under the Code or Treasury Regulations. An "eligible retirement plan" is an individual retirement account or annuity described in Code Sections 408(a) and 408(b) (collectively, an "IRA"), an annuity plan described in Code Section 403(a) which accepts rollover distributions, or a qualified plan described in Code Section 401(a) which accepts rollover distributions; provided, however, that with respect to a surviving spouse (other than an alternate payee under a Qualified Domestic Relations Order), "eligible retirement plan" shall mean only an IRA. Effective for eligible rollover distributions on or after January 1, 2002 with respect to a surviving spouse (other than an alternate payee under a Qualifying Domestic Relations Order), "eligible retirement plan" shall mean, in addition to an IRA, another qualified plan, Code Section 403(b) annuity, or Code Section 457 governmental plan in which the surviving spouse participates.

                  5.04 TRUSTEE-TO-TRUSTEE TRANSFER. Upon the direction of the Plan Administrator, the Trustee may transfer all amounts credited to a Participant's accounts held by the Trustee to another retirement benefit plan qualified under Code
Section 401(a) in connection with or following a Distribution Event with respect to such Participant.

                  5.05 PROTECTED DISTRIBUTION FORMS FOR CERTAIN TRANSFERRED BALANCES.

                           (a)      In the case of a Participant who had funds
transferred to the Plan from the GSF Energy Inc. Retirement Savings Plan (the "GSF Plan") during 1989, a term annuity may be purchased with all or part of that portion of the Participant's distribution which is attributable to funds transferred in 1986 from the former Getty savings plan to the GSF Plan. The fixed payment period cannot exceed 240 months and the amount of payments must be greater than $25 per month.

                           (b)      In the case of a Participant employed by
Pacific Anchor Chemical Corporation who had funds transferred from the Pacific Anchor Chemical Corporation 401(k) Plan (the "Pacific Anchor Plan") to the Plan as of July 1, 1989, such a Participant may elect to receive the amount credited to his account as of the date of such transfer in installment payments over a period not to exceed the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's spouse, if any.

                           (c)      In the case of a Participant employed by
Industrial Gas and Supply Company ("IGS") who had funds transferred from the IGS Savings Plan due to the merger of the IGS Savings Plan into the Plan as of March 31, 2000, such a Participant may elect to receive the amount credited to his account as of the date of such transfer, in installment payments over a period not to exceed the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's spouse, if any. The applicable provisions are set forth in Exhibit II.

                                   ARTICLE VI

                                 ADMINISTRATION

                  6.01 ADMINISTRATIVE COMMITTEE. The Committee shall be responsible for the administration of the Plan to the extent provided herein and except to the extent that some other person or entity shall be expressly authorized by the Board or Board Committee. The members of the Committee shall serve at the pleasure of the Board and shall jointly share Committee responsibilities. Each member of the Committee shall be an employee of the Company or an Affiliated Company; any Committee member who ceases to be an employee of the Company and all Affiliated Companies shall automatically cease to be a Committee member as of the date when his employment ceases. The members of the Committee shall elect a chairman and a secretary who may, but need not, be members of the Committee. No member of the Committee who is a full-time employee of the Company or an Affiliated Company shall receive any compensation from the Plan for his services as such, but may be reimbursed for reasonable expenses actually incurred in the administration of the Plan.

                  6.02 MEETINGS. The Committee shall hold meetings upon such notice, and at such place or places, and at such intervals as it may from time to time determine.

                  6.03 QUORUM. Two of the members of the Committee at any time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee shall be by vote of a majority of those present at a meeting of the Committee, or without a meeting by instrument in writing signed by all of the members of the Committee.

                  6.04 EXPENSES OF ADMINISTRATION. The reasonable expenses incident to the administration, management, and operation of the Plan, including (but not limited to) the compensation of legal counsel, auditors, accountants, actuaries, the Trustee, and investment managers, if any, and other costs such as recordkeeping fees, proxy voting fees, communication costs, and the cost of clerical and technical assistance which may be required, shall be payable from the Participants' accounts as a basis point charge to the unit value of the Participant Investment Funds in which the accounts are invested. The Committee may provide that certain Plan expenses, other than those payable as a basis point charge, shall be charged to a Participant's accounts. Notwithstanding the foregoing, the Employer, in its absolute discretion, may elect at any time to pay part or all thereof directly, and any such election shall not bind the Employer as to its right to elect with respect to the same or other expenses at any other time to have such expenses paid from the Participants' accounts.

                  6.05 POWERS AND DUTIES OF THE COMMITTEE. In addition to any implied powers and duties which may be necessary to carry out the provisions of the Plan and any explicit powers and duties set forth elsewhere in the Plan, the Committee shall have the following specific discretionary powers and duties:

                           (a)      To make and enforce such rules and
regulations and adopt such procedures as it shall deem necessary or proper for the efficient administration of the Plan which are not inconsistent with the Code, ERISA, or any grant of authority hereunder to the Plan Administrator, including without limitation rules to be followed by Participants filing notices, elections, directions, and designations under the Plan and for the furnishing and verification of evidence and proofs necessary to establish the rights of any person to benefits under the Plan;

                           (b)      Subject to and consistent with the Code and
ERISA, discretionary authority and power to construe and interpret the Plan and to decide any and all matters arising thereunder, including the right to (i) decide all questions of eligibility for benefits; (ii) determine the amount, time, and manner of payment; (iii) authorize the payment of benefits; (iv) remedy possible ambiguities, inconsistencies, or omissions; provided, however, that all such interpretations and decisions shall be applied in a uniform manner to all Participants who are similarly situated and (v) to determine all questions of fact;

                           (c)      Subject to the provisions of Section 6.06,
to make findings of fact and determinations as to the rights of any person applying for benefits and to afford any such person dissatisfied with any such findings or determinations the right to a hearing thereof;

                           (d)      To obtain from the Employer and from the
Participants, and provide to the Trustee such information as shall be necessary for proper administration of the Plan;

                           (e)      To authorize disbursements from the
Participant Investment Funds, which authorizations shall be evidenced in writing and signed by the Plan Administrator or a member of the Committee delegated such authority by the Committee, and to obtain from the Trustee such information concerning such disbursements as shall be necessary for the proper administration of the Plan;

                           (f)      To supervise generally the administration of
the Plan in accordance with ERISA, including, without limitation, compliance with reporting and disclosure requirements and the final review of claims and appeals by Participants and their Beneficiaries;

                           (g)      To appoint or employ individuals or entities
to assist in the administration of the Plan and any other agents it deems advisable, including without limitation legal counsel, auditors, and accountants; and

                           (h)      To appoint or employ:

                                    (1)      the Trustee and the Plan
Administrator;

                                    (2)      an investment manager or managers
with power to direct the investment, reinvestment, and other management of the acquisition and disposition by the Trustee of all or a portion of any of the Participant Investment Funds described in Section 4.02 (other than the Company Stock Funds), if the Committee determines in its sole discretion that an investment manager or managers is necessary or desirable for management of all or any portion of any such Participant Investment Fund; provided, however, that each such investment manager:

                                    (A)      shall be registered as an
investment advisor under the Investment Advisors Act of 1940; or

                                    (B)      shall be a bank, as defined in the
Investment Advisors Act of 1940; or

                                    (C)      shall be an insurance company
qualified to perform services with power to manage, acquire, or dispose of assets of the Plan under the laws of more than one State; or

                                    (D)      shall acknowledge in writing that
such investment manager is a fiduciary with respect to the Plan; or

                                    (E)      is not registered as an investment
advisor under the Act by reason of paragraph (1) of section 203A(a) of the Investment Advisors Act of 1940, is registered as an investment advisor under the law of the State (referred to in such paragraph (1)) in which it maintains its principal office and place of business, and, at the time the investment advisor last filed the registration form most recently filed by the investment advisor with such State in order to maintain the investment advisor's registration under the laws of such State, also filed a copy of such form with the Secretary of Labor.

                                    (3)      an investment advisor who does not
meet the qualifications for an investment manager set forth in Paragraph (2) above. Such investment advisor may offer investment advisory services and recommendations to the Trustee but shall have no power to cause the Trustee to act on such advice.

                  (i) To direct the Trustee to invest and reinvest all or any portion or portions of any of the Participant Investment Funds described in
Section 4.02 held under the Trust Agreement as specified by the Committee, in interests in collective investment funds, group trusts, or other entities or in other investments directed by the Committee, and to exercise ownership rights with respect to such interests or investments, all as specified by the Committee or Plan Administrator;

                  (j) To perform any and all duties allocated to it by the Board or the Board Committee, or required of it by the provisions of this Plan, the Code, or ERISA;

                  (k) To allocate and delegate among or to any one or more of its members or officers, any subcommittees of the Committee, and any other person or persons (including corporate persons) named by it in accordance with the provisions hereinafter, any of its powers, duties, and fiduciary responsibilities (other than trustee responsibilities), such allocation or delegation to be effected as follows:

                           (1)      Fiduciary responsibilities may be allocated
or delegated by the Committee by naming in writing the named fiduciary to whom the responsibility is allocated or delegated, with a description of the responsibility and an outline of the duties involved;

                           (2)      The fiduciary so named shall indicate
acceptance of the responsibility by executing the written instrument naming such fiduciary, whereupon such executed instrument shall be incorporated by this reference in the Plan; and

                           (3)      For the purpose of this Paragraph 6.05(k), a
trustee responsibility is a responsibility to manage or control the assets of the Plan other than the power to appoint an investment manager in accordance with Paragraph (2) of Paragraph 6.05(h). The power to allocate or delegate responsibility to manage the Participant Investment Funds described in Paragraph
4.02 may only be made in accordance with such Paragraph (2) of Paragraph
6.05(h);

                  (l) To delegate such of its powers, authority, and duties to any one of its members or officers or to any officer or other administrative employee of the Employer, including, without limitation, the power and authority to amend the Plan, or to effect Plan amendments previously authorized by the Committee or the Board Committee, provided that such delegation shall be noted in the minutes of the proceedings of the Committee;

                  (m) To take all actions necessary to transfer Plan assets and liabilities to another qualified plan subject to, and in accordance with the provisions of applicable laws and Section 7.03, required in connection with any transaction or event or series of events or transactions which may from time to time be approved by the Board or pursuant to a delegation of authority by the Board;

                  (n) To take all actions necessary to amend the Plan to assume liabilities, and to direct the Trustee to accept assets, of another qualified plan subject to, and in accordance with the provisions of applicable law and Section 7.03, required in connection with any transaction or event or series of similar transactions or of similar events which may from time to time be approved by the Board or pursuant to a delegation of authority from the Board; and

                  (o) To take such further action as the Committee deems appropriate, in regard to establishing and reviewing programs, guidelines, policies, and objectives for investment of Plan assets, and reviewing investment performance in terms of such programs, guidelines, policies, and objectives.

                  6.06 BENEFIT CLAIMS PROCEDURE. The claim and appeal procedure herein provided is intended to meet the requirements of ERISA and the regulations thereunder. By virtue of such requirements, the procedure provided in this Section 6.06 shall be the sole and exclusive procedure for claiming benefits or appealing any denial of a claim for benefits under the Plan. This procedure shall, in respect of all claims arising under the Plan, supersede and preempt any and all procedures for settlement of disputes or resolution of grievances under any other agreements or plans.

                  (a) CLAIM. In the event of a claim by a Participant or a Participant's Beneficiary for or in respect of any benefit under the Plan or the method of payment thereof, such Participant or Beneficiary shall present the reason for his claim in writing to the Plan Administrator. The Plan Administrator shall, within ninety (90) days after the receipt of such written claim, send written notification to the Participant or Beneficiary as to its disposition, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

                  (b) DENIAL. In the event the claim is wholly or partially denied, the Plan Administrator's written notification shall: (a) state the specific reason or reasons for the denial, (b) contain specific references to pertinent Plan provisions on which the denial is based, (c) provide a description of any additional material or information necessary for the Participant or Beneficiary to perfect the claim and an explanation of why such material or information is necessary, and (d) set forth the procedure by which the Participant or Beneficiary may appeal the denial of his claim. If no notice of denial is provided within the time period set forth above, the claim shall be deemed to be denied and the Participant or Beneficiary may proceed to appeal in accordance with Paragraph (c) below.

                  (c) APPEAL. In the event a Participant or Beneficiary wishes to appeal the denial of his claim, he may request a review of such denial by making written application to the Committee within sixty (60) days after receipt of such written claim denial (or the date on which such claim is deemed denied if notice is not received within the applicable time periods pursuant to Paragraph (b) above). Such Participant or Beneficiary (or his duly authorized representative) may, upon written request to the Committee, review any records of the Committee or other persons to whom fiduciary responsibilities have been allocated or delegated by the Committee hereunder which the Committee determines are pertinent to such claim, and submit in writing issues and comments in support of his position.

                  The Plan Administrator shall notify the Participant or Beneficiary of the Committee's final decision within 60 days after receipt of the written appeal unless an extension of time is necessary due to special circumstances. If an extension is required, the Plan Administrator shall notify the Participant, Beneficiary or authorized representative of the extension within the initial review period and shall explain the special circumstances requiring the extension within such initial 60-day period.

                  The final decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based. In addition the notice shall provide that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits, and shall contain a statement of the claimant's right to bring an action under Section 502(a) of ERISA. If the claim has not been granted and the notice is not furnished within the period of time specified above, the claim shall be deemed denied. The decision on appeal shall be binding on all parties.

                  (d) QUALIFIED DOMESTIC RELATIONS ORDER. Since the Committee has adopted separate procedures with respect to domestic relations orders, the service of a domestic relations order on the Plan shall not be treated as a claim for benefits as contemplated by this Section 6.06 and the foregoing procedure shall not be followed in determining whether such an order constitutes a Qualified Domestic Relations Order.

                  6.07 FIDUCIARIES. Persons and entities named or referred to in the Plan, including without limitation, the Board, the Board Committee, the Committee, and the Plan Administrator, may from time to time act in respect of the Plan and/or the Trust Fund in a fiduciary capacity as to the operation and administration of the Plan and/or the Trust Fund, as well as in a non-fiduciary capacity on behalf of an Employer as a sponsor of the Plan and/or settlor of the Trust Fund. Except as expressly provided in the Plan, no reference in the Plan to any particular act, duty, or responsibility by any person or entity is intended to ascribe a fiduciary or non-fiduciary role thereto.

                  For purposes of ERISA Section 402(a), "named fiduciaries" for the Plan shall include: the Board, insofar as the Board appoints the persons to serve on the Board Committee; the Board Committee, insofar as the Board Committee appoints the persons to serve on the Committee and has oversight responsibility for review of certain actions taken, and Plan administration reports submitted to it, by the Committee; the Committee with respect to the control and management of the operation and administration of the Plan and Trust Fund to the extent herein provided; and the Plan Administrator (as administrator for purposes of ERISA
Section 3(16)(a)) with respect to compliance with the reporting and disclosure requirements of ERISA and the Code. In addition, the Trustee shall be the named fiduciary or named fiduciaries with respect to the management, control, custody, and investment of the Trust Fund or specified portions thereof, except to the extent: (a) an investment manager has been appointed to manage and/or acquire and dispose of investments as contemplated by Paragraph 6.05(h)(2), in which case such investment manager shall be the named fiduciary with respect to the management, acquisition, and disposition of such investments: or (b) the Trustee has been directed by the Committee to invest or reinvest, and exercise ownership rights with respect to, interests in collective investment funds, trusts, or other entities or other investments as contemplated by Paragraph 6.05(i), in which case the Committee shall be the named fiduciary with respect to the management, acquisition, and disposition of such interests and investments.

                  6.08 ADEQUACY OF COMMUNICATIONS; RELIANCE ON REPORTS AND CERTIFICATES. All notices, elections, applications, directions, or other communications given, made, filed, delivered, or transmitted by or for an Employee or Participant in pursuance of the provisions of this Plan shall not be deemed to have been duly given, made, filed, delivered, transmitted, or received unless the same shall be in writing on such form as is made available by the Committee, the Plan Administrator, or the Trustee for that purpose and until the same shall actually be received at the locations specified on such form.

                  Any person acting upon notices, directions, or other communications given, made, delivered, or transmitted by the Committee may rely on any documents signed by the chairman or secretary of the Committee or by any one or more of its members or Company officers or employees authorized by the Committee to certify its actions.

                  The Committee or any member thereof will be entitled to rely conclusively upon any information, including without limitation, all tables, valuations, certificates, opinions, and reports, which is furnished by the Trustee, any auditor, accountant, legal counsel, or other person who is employed or engaged for the purpose of assisting the

Committee in the performance of its responsibilities hereunder and as to whom the Committee has no reason to doubt the competence, integrity, or responsibility.

                  6.09 INDEMNIFICATION. The Company agrees to indemnify each member of the Committee who is its employee or the employee of an Affiliated Company against any and all claims, loss, damage, expense, and liability from any act or failure to act unless the same is judicially determined to be the result of such member's gross negligence or willful misconduct, except as otherwise prohibited by applicable law.

                  6.10 MEMBER'S OWN PARTICIPATION. No member of the Committee may act, vote, or otherwise influence a decision of the Committee relating solely to his own participation under the Plan.

                  6.11 ELECTIONS. Exhibit III attached hereto, entitled "Plan Elections", sets forth elections under the Plan made by the Company or its delegates or officers, including the Vice-President Human Resources, the Plan Administrator or its delegates, or others (but not Participants, spouses, beneficiaries, alternate payees or other Participants or payees) in regard to elections made under the Plan or applicable law, whether or not specifically referenced in the Plan, and is designed to include only those elections required by applicable law to be specified in the Plan, but may include other elections as well.

                                   ARTICLE VII

                    AMENDMENT, CORRECTION AND DISCONTINUANCE

                  7.01     RIGHT TO AMEND OR TERMINATE.

                  (a) The Company intends and expects to continue the Plan indefinitely. Nevertheless, (i) the Company reserves the right to terminate the Plan or amend or modify it from time to time and (ii) each Employer reserves the right to suspend, terminate, or completely discontinue contributions under the Plan with respect to itself and its Employees and their Beneficiaries. Any action referred to in this Paragraph 7.01(a) may be taken on behalf of the Company by the Board Committee, by its resolutions duly adopted upon the recommendation of and consultation with the Committee (and by any other Employer by, or pursuant to a delegation from, its board of directors by resolution duly adopted); provided, however, that the Committee may act on behalf of the Company, by its resolutions duly adopted and without action by or approval of the Board or Board Committee, to (i) suspend contributions, (ii) as provided in
Section 4.01, add or discontinue Participant Investment Funds, or (iii) amend the Plan as may from time to time be required (A) for the continuing compliance by the Plan and/or the Trust Fund with applicable laws and regulations and/or as may be required by ERISA, the Code, or other applicable tax authority, law, or regulation for continuing qualification of the Plan and/or the Trust Fund, or
(B) to conform to the provisions of an agreement for acquisition or divestiture approved by the Board or pursuant to a delegation of authority from the Board.

                  (b) Notwithstanding Paragraph (a), no action to terminate, amend, or modify the Plan described therein shall adversely affect Participants who shall have retired under the Plan prior to such action, nor shall any amendment have the effect of decreasing the nonforfeitable percentage or the amount of a Participant's accounts except as permitted by Code Section 411(d)(6) and the regulations thereunder. No amendment shall be made to this Plan which eliminates a subsidy or an optional form of benefit available to a Participant except as permitted by Code Section 411(d)(6) and the regulations thereunder.

                  (c) Notwithstanding any of the foregoing provisions of this Section, any modification or amendment of the Plan may be made retroactively, if necessary or appropriate to qualify or maintain the Plan and/or the Trust Fund as a plan and/or trust meeting the requirements of the Code and ERISA, or any other provision of law, as now in effect or hereafter amended or adopted, and any regulation issued thereunder. If the Plan is terminated by the Company, all amounts credited to each of such Participant's accounts in respect of Before-Tax Contributions, After-Tax Contributions, Catch-up Contributions and Company Matching Contributions shall be distributed by the Trustee to any such Participant so affected by such discontinuance or to his or her designated Beneficiary as soon as practicable (to the extent permitted under applicable law), with distributions to be made in accordance with the directions of the Committee.

                  (d) Upon the Plan's termination or partial termination, the rights of all affected Participants to benefits accrued to the date of such termination or partial termination, to the extent not yet vested, shall be nonforfeitable.

                  7.02 CORPUS AND INCOME NOT TO BE DIVERTED. Notwithstanding any power of discontinuance or amendment reserved in the Plan or Trust Agreement, it shall be impossible at any time for any part of the corpus and income of the Trust Fund held for the benefit of Participants and their Beneficiaries to be used for, or diverted to, purposes other than for the exclusive benefit of such Participants or their Beneficiaries and defraying reasonable expenses of administering the Plan. Notwithstanding the foregoing:

                  (a) All contributions made to the Plan are conditioned upon their deductibility in full under Code Section 404, or any statute of similar import. If all or any portion of a contribution is determined to be not deductible, the amount so determined to be non-deductible shall be returned to the Employer, if the Employer so directs the Trustee, within one (1) year of the determination of the disallowance of the deduction.

                  (b) A contribution made by a mistake of fact shall be returned to the Employer within one (1) year after the payment of the contribution, if the Employer so directs the Trustee.

                  7.03     MERGER OR CONSOLIDATION OF PLAN.

                  (a) The Plan shall not automatically be terminated by the Company's acquisition by or merger into any other company, but the Plan shall be continued after such merger if the successor company agrees to continue the Plan. All rights to amend, modify, suspend, or terminate the Plan shall be transferred to the successor company, effective as of the date of the merger, without the need for a specific Plan amendment. Any Participant who continues to be employed by such successor employer in any capacity shall not be deemed to have had a Distribution Event.

                  (b) The Plan shall not merge or consolidate with, or transfer its assets or liabilities to, any other plan unless each Participant would (if the Plan then terminated) be entitled to receive a benefit after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had been terminated).

                  7.04 CORRECTION. Any operational or qualification defect or failure of this Plan of any kind whatsoever may be corrected pursuant to any program of voluntary correction sponsored by the Internal Revenue Service or the Department of Labor, or any other agency of the Federal government or pursuant to applicable law, regulations or rulings, to the extent determined by, and at the sole discretion of, the Employer, the Board, the Committee or the Plan Administrator.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

                  8.01 NONALIENATION OF BENEFITS. Except as may be otherwise required by law, no benefit payable under the Plan or any interest of any Participant arising out of or created by this Plan, either before or after retirement, shall be subject, either voluntarily or involuntarily, to anticipation, assignment, pledge, execution, attachment, garnishment, or alienation. Any attempt to assign or alienate a benefit payable under the Plan shall be void. Also, except as may otherwise be required by law, no such benefit or interest will in any manner be liable for or subject to the debts, liabilities, contract, engagements, or torts of any Participant. This Section
8.01 also shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined by the Plan Administrator to be a Qualified Domestic Relations Order. In the case of a Qualified Domestic Relations Order, distributions shall be made in accordance with and shall be governed by procedures adopted by the Committee. Notwithstanding any other provisions of the Plan, to the extent permitted under the provisions of Code Sections 401(a)(13)(C) and (D), or under other applicable law, a Participant or Beneficiary may have his benefits reduced in the event of his willful breach of fiduciary duty to the Plan or his criminal act against the Plan.

                  8.02 PAYMENTS TO MINORS, INCOMPETENTS, AND RELATED SITUATIONS. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor, is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is unable to care for his affairs because of illness, accident, mental disability, or similar circumstances, such benefits shall be paid to such person as the Plan Administrator shall designate or to the duly appointed guardian. Such payment shall be deemed a complete discharge of any liability for such benefits under the Plan.

                  8.03 UNCLAIMED ACCOUNTS - TRUST FUNDS. No interest shall accrue to or for the account of Participants or their Beneficiaries during any period that any distribution hereunder shall remain unclaimed. If any distribution made by the Trustee from any of the Participant Investment Funds remains unclaimed for a period of six (6) months, the Trustee shall notify the Plan Administrator, who will promptly attempt to locate the person entitled to receive such distribution.

                  8.04 NO GUARANTEE OF EMPLOYMENT. The Plan shall not be deemed to be in consideration of, or an inducement for, the employment of any person by the Company or any Affiliated Company. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge or to terminate the service of any employee at any time without regard to the effect such discharge or termination may have on any rights under the Plan.

                  8.05 GOVERNING LAW. The Plan, the Trust Agreement, and all amendments thereto shall be construed, whenever possible, to be in conformity with the requirements of the Code and ERISA, and according to the laws of the Commonwealth of Pennsylvania (including its statute of limitations provisions, but excluding its choice of law provisions) to the extent not preempted by applicable federal law.

                  8.06     GENDER, NUMBER, AND HEADINGS.

                  (a) As used herein, the pronouns "he", "him", or "his", referring to an Employee, Participant, Beneficiary, or any other person, shall also be deemed to refer to and include the feminine gender.

                  (b) Whenever any words are used herein in the singular or plural, they shall be construed as if they were also used in the plural or singular, respectively, in all cases where applicable.

                  (c) Headings of Articles and Sections of the Plan are inserted for convenience of reference only and as such they constitute no part of the Plan and are not to be considered in the meaning or construction thereof.

                  (d) Any reference to the Code or ERISA or a section thereunder or a regulation thereunder shall also refer to any successor statute, successor section, or successor regulation.

                  8.07 SEVERABILITY. Each provision of the Plan shall be independent of each other provision of the Plan and if any provision of the Plan proves to be, or is held by any court, tribunal, board, or authority of competent jurisdiction to be, void or invalid as to any Participant or group of Participants, such provision shall be disregarded and deemed to be null and void and not part of the Plan; but such invalidation of any such provision shall not otherwise impair or affect this Plan or any of the other provisions or terms hereof.

                  8.08 OBLIGATIONS OF THE EMPLOYER. No Employer shall have any liability with respect to payments of benefits under the Plan and each Participant and Beneficiary shall look solely to the Trust Fund for any payments or benefits under the Plan. Upon total or partial termination of the Plan, no Employer shall have any further liability either to provide benefits to those employees affected by such total or partial termination (whether or not such benefits are then in pay status) or to make any further contributions to or under the Plan in respect of such employees.

                  8.09 EFFECTIVE DATE. The amended and restated Plan as herein set forth is effective as of October 1, 1997, and reflects law and other changes through September 30, 2002.

                  8.10 UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u), effective on and after December 12, 1994.

                  8.11 USE OF ELECTRONIC MEDIA; ADJUSTMENT OF CERTAIN TIME PERIODS. Notwithstanding any provision herein which requires notices, consents, elections, or other actions under the Plan to be effectuated through a writing, such notices, consents, elections, or other actions may be effectuated through the use of electronic media, if so provided in procedures established by the Plan Administrator consistent with Department of Labor or Internal Revenue Service pronouncements or other applicable law. Moreover, any time periods set forth herein for providing notices, making elections, granting consents, or taking other actions which are based upon time limits established under applicable law shall be deemed to be automatically amended, without the necessity of a formal amendment, to reflect any subsequent modification of those deadlines through Department of Labor or Internal Revenue Service pronouncements or other changes in applicable law.

                  IN WITNESS WHEREOF, this Air Products and Chemicals, Inc. Retirement Savings and Stock Ownership Plan, as amended and restated effective October 1, 1997, to reflect law and other changes effective through September 30, 2002, has been duly executed on behalf of Air Products and Chemicals, Inc. on the______ day of________, 2002.

                                        AIR PRODUCTS AND CHEMICALS, INC.

                                        By: ____________________________________
                                              Vice President-Human Resources

Attest:
____________________
Assistant Secretary

                                    EXHIBIT I

                  ELIGIBLE NONUNION HOURLY LOCATIONS DESIGNATED
                       BY VICE PRESIDENT - HUMAN RESOURCES

EFFECTIVE AS OF OCTOBER 1, 1997:

ALBANY                                                        GA
BATESVILLE                                                    AR
BURNS HARBOR                                                  IN
BUTLER                                                        IN
CHANDLER                                                      AZ
CONVENT                                                       LA
CONYERS                                                       GA
DALLAS                                                        TX
DECATUR                                                       AL
DEER PARK                                                     TX
DELAWARE CITY                                                 DE
FORT SCOTT                                                    KS
GARLAND                                                       TX
GLENMONT                                                      NY
GRAY                                                          TN
GREENSBORO                                                    NC
ISELIN                                                        NJ
JONESBORO                                                     AR
JOPLIN                                                        MO
LANCASTER                                                     PA
LAPORTE                                                       TX
LA VERGNE                                                     TN
LIBERAL                                                       KS
LITTLE ROCK                                                   AR
MANALAPAN                                                     NJ
MEMPHIS                                                       TN
MIAMI                                                         OK
MIDLOTHIAN                                                    TX
NORTH BALTIMORE                                               OH
OAK CREEK                                                     WI
ORLANDO                                                       FL
PACE                                                          FL
PARKERSBURG                                                   WV
PARSONS                                                       KS
PITTSBURG                                                     KS
PRYOR                                                         OK
RAPID CITY                                                    SD

REIDSVILLE                                                    NC
SPRINGDALE                                                    AR
SPRINGFIELD                                                   MO
STUTTGART                                                     AR
VINITA                                                        OK
WEST PLAINS                                                   MO
WHARTON                                                       NJ

ADDITION EFFECTIVE AS OF
OCTOBER 27, 1997:

OLIVE BRANCH                                                  MS

ADDITION EFFECTIVE AS OF
FEBRUARY  1, 1998:

ASHLAND                                                       KY

ADDITIONS EFFECTIVE AS OF MAY 1,
1998:

LAWRENCEBURG                                                  TN
MARION                                                        IL
MESQUITE                                                      TX
PRATTVILLE                                                    AL

ADDITIONS EFFECTIVE AS OF
JANUARY 1, 1999:

CAMDEN                                                        SC

ADDITIONS EFFECTIVE AS OF MAY 1,
1999:

FREMONT                                                       CA
HAYWARD                                                       CA
MOULTRIE                                                      GA
OAKLAND                                                       CA
SAN CARLOS                                                    CA
SOUTH SAN FRANCISCO                                           CA

ADDITIONS EFFECTIVE AS OF JULY 1,
1999:

BETHLEHEM                                                     PA
CHARLOTTE                                                     NC
NIAGARA FALLS                                                 NY

DELETION EFFECTIVE AS OF JULY 1,
1999:

WHARTON                                                       NJ

ADDITIONS EFFECTIVE AS OF
NOVEMBER 1, 1999:

SHAKOPEE                                                      MN
SPARROWS POINT - DRIVERS                                      MD

ADDITIONS EFFECTIVE AS OF
JANUARY 1, 2000:

ASHVILLE                                                      NC
BLUEFIELD                                                     WV
BRISTOL                                                       TN
BRISTOL                                                       VA
CANTON                                                        NC
CLEVELAND                                                     TN
GREENVILLE                                                    TN
JOHNSON CITY                                                  TN
LYNCHBURG                                                     VA
KNOXVILLE                                                     TN
KINGSPORT                                                     TN
MORRISTOWN                                                    TN
NORTON                                                        VA
OAKWOOD                                                       VA
RADFORD                                                       VA
ROANOKE                                                       VA

ADDITION EFFECTIVE AS OF
JANUARY 31, 2000:

PERRY                                                         FL

ADDITIONS EFFECTIVE AS OF MARCH 6,
2000:

LANGLEY                                                       VA

ADDITION EFFECTIVE AS OF MAY 15,
2000:

SMITHVILLE                                                    MO

ADDITION EFFECTIVE AS OF
OCTOBER 1, 2000:

SUFFIELD                                                      CT

DELETIONS EFFECTIVE AS OF FEB 28,
2002:

ASHVILLE                                                      NC
BLUEFIELD                                                     WV
BRISTOL                                                       TN
BRISTOL                                                       VA
CANTON                                                        NC
CHARLOTTE                                                     NC
CLEVELAND                                                     TN
DALLAS                                                        TX
FORT SCOTT                                                    KS
FREMONT                                                       CA
GREENSBORO                                                    NC
GREENVILLE                                                    TN
HAYWARD                                                       CA
ISELIN                                                        NJ
JOHNSON CITY                                                  TN
JONESBORO                                                     AR
JOPLIN                                                        MO
KNOXVILLE                                                     TN
KINGSPORT                                                     TN
LAWRENCEBURG                                                  TN
LITTLE ROCK                                                   AR
LYNCHBURG                                                     VA
MARION                                                        IL
MESQUITE                                                      TX
MIAMI                                                         OK
MORRISTOWN                                                    TN
MOULTRIE                                                      GA
NORTON                                                        VA
OAKLAND                                                       CA
OAKWOOD                                                       VA
OLIVE BRANCH                                                  MS
PARKERSBURG - non-drivers only                                WV

PARSONS                                                       KS
PERRY                                                         FL
PITTSBURG                                                     KS
PRATTVILLE                                                    AL
RADFORD                                                       VA
ROANOKE                                                       VA
SAN CARLOS                                                    CA
SOUTH SAN FRANCISCO                                           CA
STUTTGART                                                     AR
VINITA                                                        OK
WEST PLAINS                                                   MO

OTHER DELETIONS
BATESVILLE                                                    AR
GARLAND  1/22/97                                              TX
RAPID CITY -  to Linweld                                      SD
OKLAHOMA CITY                                                 OK
TULSA                                                         OK

                                   EXHIBIT II

         FORMS OF DISTRIBUTION AVAILABLE TO PARTICIPANTS WHO HAD AMOUNTS
                TRANSFERRED TO THE PLAN FROM THE IGS SAVINGS PLAN

                  A. FORMS OF PAYMENTS TO PARTICIPANTS. Participants who were previously participants in the IGS Savings Plan shall continue to have available under the Plan the forms of payment which were available under the IGS Savings Plan, in addition to the forms of benefit provided for in Article V of the Plan; provided, however, that distribution shall automatically be made in the form of a lump sum if the value of the aggregate amounts credited to the Participant's Plan accounts does not exceed the amount set forth in Paragraph 3.07(c) of the Plan. Such forms of payment shall be available with respect to the balance of the Participant's account which was transferred from the IGS Savings Plan to the Plan in connection with the merger of the IGS Savings Plan effective March 31, 2000.

                  Any distributions made pursuant to this Exhibit II or under
Article V must satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit requirement. The former IGS Savings Plan Participant shall have the ability to recalculate annually the life expectancy of the Participant and the Participant's Spouse. Any recalculation of life expectancy shall be done in accordance with Code Section 401(a)(9) and the regulations thereunder.

                  (1) NORMAL FORM OF PAYMENT. Unless the Participant elects otherwise the aggregate amount credited to the Participant's Plan accounts shall be made in a lump sum. The normal form of payment shall be automatic, unless the Participant files a written request with the Administrator prior to the date on which the aggregate amounts credited to the Participant's Plan accounts are automatically payable, electing an optional form of payment.

                  (2) OPTIONAL FORMS OF PAYMENT.

                           (a) The Participant shall have the right to receive
the aggregate amounts credited to his or her Participant Plan accounts in monthly, quarterly, semi-annual or annual payments from the Plan over any period not extending beyond the life expectancy of the Participant and his or her Beneficiary.

                           (b) A direct rollover will be available to the
Participant and/or the Spouse under the terms of Section 5.03.

                  B. FORMS OF DEATH BENEFIT DISTRIBUTIONS.

                  (1) SPOUSAL DEATH BENEFIT. On the death of a Participant, the aggregate amounts credited to the Participant's Plan accounts will be paid to the Participant's Surviving Spouse, or if the Surviving Spouse has consented in a manner conforming to a Qualified Election, then to the Participant's Designated Beneficiary.

                  The Surviving Spouse may elect to have distribution of the aggregate amounts credited to the Participant's Plan Accounts commence within the 90-day period following the date of the Participant's death. The aggregate amount credited to the Participant's Plan Accounts shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions.

                  The Participant may waive the spousal death benefit described in this Section B(1) of this Exhibit II at any time provided that no such waiver shall be effective unless it is a Qualified Election.

                  (2) QUALIFIED ELECTION. Any election to waive the spousal death benefit of Section B(2) of this Exhibit II shall not be effective unless:

                           (a)      the Participant's Spouse consents in writing
to the election;

                           (b)      the election designates a specific
beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);

                           (c)      the Spouse's consent acknowledges the effect
of the election.

                  If it is established to the satisfaction of the Administrator that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

                  C.       OTHER DISTRIBUTION PROVISIONS.

                  (1) PARTICIPANT DIES AFTER DISTRIBUTION HAS BEGUN. In the event a Participant dies after the distribution of the aggregate amounts credited to the Participant's Plan accounts pursuant to Code Section 401(a)(9) has begun, the distribution of the such aggregate amounts will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                  (2) PARTICIPANT DIES BEFORE DISTRIBUTION HAS BEGUN. In the event a Participant dies before the distribution of the aggregate amounts credited to the Participant's Plan accounts pursuant to Code Section 401(a)(9) has begun, the distribution of the such aggregate amounts will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below.

                           (a) If any portion of the aggregate amounts credited
to the Participant's Plan accounts is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                           (b) If the Designated Beneficiary is the
Participant's Surviving Spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died or (2) December 31 of the calendar year in which the Participant would have attained age 70 and 1/2.

                  If the Participant has not made an election pursuant to this Section C(2) of this Exhibit II by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distributions no later than the earlier of: (1) December 31 of the calendar year in which distributions would be required to begin under this section, or

(2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, then distributions of the aggregate amounts credited to the Participant's Plan accounts must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  For purposes of this Section C(2) of this Exhibit II, if the Surviving Spouse dies after the Participant, but before the payments to such Spouse begin, the provisions of this Section C(2) of this Exhibit II with the exception of paragraph (b) therein, shall be applied as if the Surviving Spouse were the Participant. For the purposes of Sections C(1) and C(2) of this Exhibit II, distribution of the aggregate amounts credited to the Participant's Plan accounts is considered to begin on the last business day of March of the calendar year, which follows the calendar year in which the Participant would have attained age 70 and 1/2 (or, if the preceding sentence is applicable, the date distribution is required to begin to the Surviving Spouse).

                  (3) PAYMENT TO MINOR. For purposes of this Exhibit II, if an amount is payable to either a minor or an individual who has been declared incompetent, the benefits shall be paid to the legally appointed guardian for the benefit of said minor or incompetent individual, unless the court which appointed the guardian has ordered otherwise.

                  (4) DEFINITIONS. For purposes of this Exhibit II, the following definitions shall apply:

                           (a) Designated Beneficiary - The individual who is
designated as the beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.

                           (b) Spouse or Surviving Spouse - The Spouse or
Surviving Spouse of the Participant, provided that a former Spouse will be treated as the Spouse or Surviving Spouse and a current Spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order as described in Code Section 414(p).

                                   EXHIBIT III

                                 PLAN ELECTIONS

                  The following elections have been made in accordance with various sections of the Plan and are applicable only with respect to the Plan Years specifically indicated below, except as otherwise required by applicable law:

Year Election Applies    Applicable Plan Section            Election
-----------------------------------------------------------------------------
1997                    3.04(b)(i),(ii), and (iii)  Current year data used to
                        (pages 22-25)               perform ADP,  ACP, and
                                                    multiple use testing.

This Exhibit III may be revised from time to time by the Vice President - Human Resources without amendment to the Plan, provided his/her signature appears below along with the Signature Date.

                                   SCHEDULE I
                             PARTICIPATING EMPLOYERS
                           ON OR AFTER OCTOBER 1, 1997

                                         PARTICIPATING EMPLOYER
       NAME OF AFFILIATED COMPANY           DESIGNATION DATE      REVOCATION DATE
-----------------------------------------------------------------------------------
Air Products Energy Enterprising, Inc.         Continuing               N/A
-----------------------------------------------------------------------------------
Air Products Helium, Inc.                      Continuing               N/A
-----------------------------------------------------------------------------------
Air Products, L.P.                           1 October 1999             N/A
-----------------------------------------------------------------------------------
Air Products Manufacturing Co., Inc.           Continuing               N/A
-----------------------------------------------------------------------------------
Air Products Polymers                        1 October 1998             N/A
-----------------------------------------------------------------------------------
Air Products Puerto Rico Inc.                  Continuing               N/A
-----------------------------------------------------------------------------------
Air Products Winnemucca, Inc.                  Continuing               N/A
-----------------------------------------------------------------------------------
County Welding Supply                          1 May 1999        Dissolved 1/1/2000
-----------------------------------------------------------------------------------
National Welding Supply Co.                    1 July 1997         1 October 1998
-----------------------------------------------------------------------------------
NDB Enterprises, Inc                           1 May 1999        Dissolved 1/1/2000
-----------------------------------------------------------------------------------

                                      D-1